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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

Hardinge Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HARDINGE INC.
One Hardinge Drive
Elmira, NY 14902-1507

March 27, 2014

Dear Shareholder:

        It is my pleasure to invite you to the 2014 Annual Meeting of Shareholders of Hardinge Inc., which will be held on May 6, 2014. The meeting will be held at 11:00 a.m., Eastern Time, at the corporate headquarters of Hardinge Inc., One Hardinge Drive, Elmira, New York.

        The accompanying Notice of Annual Meeting and Proxy Statement describe the matters to be considered and acted upon by our shareholders at the Annual Meeting. If you plan to attend the Annual Meeting, please provide us with advance confirmation of your attendance as provided in the Proxy Statement to help us ensure that we can properly accommodate all of our shareholders.

        It is important that your shares be represented at the meeting whether or not you plan to attend. Please note that you may vote your shares by telephone, online or, in the case where you have requested a paper copy of the proxy materials, by mail. The instructions for voting are contained in the Proxy Statement.

        To our shareholders owning shares held in "street name" through an account at a brokerage firm, bank or similar institution, please note that stock exchange rules do not permit the institution to vote on your behalf with respect to uncontested elections of directors if you do not instruct the institution how to vote your shares. Therefore, we urge our street name holders to submit voting instructions to your broker, bank or other nominee.

        Thank you for your ongoing support of Hardinge Inc.

Sincerely,
RICHARD L. SIMONS Chairman of the Board President and Chief Executive Officer

Notice of 2014 Annual Meeting of Shareholders of Hardinge Inc.

To Shareholders of Hardinge Inc.:

        You are cordially invited to attend the Annual Meeting of Shareholders of Hardinge Inc. which will be held at the Company's corporate headquarters, One Hardinge Drive, Elmira, New York, on May 6, 2014, at 11:00 a.m. Eastern Time. The principal business of the meeting will be:

  (1)
  To elect two Class II Directors for three year terms;

  (2)
  To ratify the appointment of Ernst & Young LLP as Hardinge's independent auditor for the fiscal year ending December 31, 2014;

  (3)
  To consider an amendment and restatement of the Hardinge Inc. 2011 Incentive Stock Plan that would, among other things, increase by 750,000 the number of shares of our common stock available for awards under the plan;

  (4)
  To act on an advisory vote on executive compensation; and

  (5)
  To act on an advisory vote on the frequency of the advisory vote on executive compensation; and

  (6)
  To transact such other business as may properly come before the meeting.

        If you plan to attend the Annual Meeting, please confirm your attendance as provided in the Proxy Statement to help us ensure that we can properly accommodate all of our shareholders.

        Your vote is important to us. Please vote by one of the following methods whether or not you plan to attend the meeting (see instructions in the enclosed Proxy Statement):

  •
  via the internet,

  •
  by telephone, or

  •
  in the case where you have requested a printed copy of the proxy materials, by returning a proxy card.

Note to Beneficial Owners.    Banks, brokers or nominees are not permitted to vote on behalf of beneficial owners with respect to the matters addressed in Proposals 1, 3, 4 and 5 noted above if you do not instruct your bank, broker or nominee on how to vote your shares in the manner set forth on your voter instruction card.

By order of the Board of Directors,

J. Philip Hunter
Secretary

Hardinge Inc.
One Hardinge Drive
Elmira, NY 14902-1507

March 27, 2014

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on May 6, 2014

The Proxy Statement, Notice of 2014 Annual Meeting of Shareholders and the Annual Report to Shareholders are available at www.envisionreports.com/HDNG.

HARDINGE INC.

Proxy Statement for the 2014 Annual Meeting of Shareholders

i

ii

HARDINGE INC.

PROXY STATEMENT

 INFORMATION CONCERNING SOLICITATION AND VOTING

        The Board of Directors (the "Board") of Hardinge Inc. ("Hardinge", the "Company", "we", "our" or "us") is soliciting proxies for our Annual Meeting of Shareholders (the "Meeting") to be held on May 6, 2014 at 11:00 a.m. Eastern Time at our corporate headquarters located at One Hardinge Drive, Elmira, New York. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Meeting. Please read it carefully.

Questions and Answers

Why am I receiving these materials?

        These materials have been made available to you on the Internet or, upon your request, printed versions of these materials have been delivered to you by mail, in connection with the solicitation of proxies for the Meeting by the Board. These materials were first made available to shareholders on March 27, 2014. You are invited to attend the Meeting and are requested to vote on the proposals described in this Proxy Statement.

What is included in these materials?

        These materials include:

  •
  The Proxy Statement for the Meeting; and

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  The Company's Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission (the "SEC") on March 13, 2014 (the "Annual Report")

        If you requested printed versions by mail, these materials also include the proxy card or voting instruction form for the Meeting.

What am I voting on?

        At the Meeting, you will be voting:

  •
  to elect two Class II directors for three-year terms;

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  to ratify the appointment of Ernst & Young LLP as Hardinge's independent auditor for the fiscal year ending December 31, 2014;

  •
  to consider an amendment and restatement of the Hardinge Inc. 2011 Incentive Stock Plan that would, among other things, increase by 750,000 the number of shares of our common stock available for awards under the plan;

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  to act on an advisory vote on executive compensation;

  •
  to act on an advisory vote on the frequency of the advisory vote on executive compensation; and

  •
  on any other matter as may properly come before the Meeting and any adjournment or postponement of the Meeting.

How do you recommend that I vote on these items?

        The Board recommends that you vote (1) FOR both director nominees; (2) FOR the ratification of the Board's appointment of Ernst & Young LLP as our independent auditor for the fiscal year ending December 31, 2014; (3) FOR the amendment and restatement of the Hardinge Inc. 2011 Incentive Stock Plan; and (4) FOR the advisory vote on executive compensation. The Board is not making any recommendation as to the advisory vote on the frequency of the advisory vote on executive compensation.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

        As permitted under rules adopted by the SEC, the Board uses the Internet as the primary means of furnishing proxy materials to shareholders. Accordingly, the Board is sending a Notice of Internet Availability of Proxy Materials (the "Notice") to the Company's shareholders. All shareholders will have the availability to access the proxy materials on the website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis. The Board encourages shareholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings and the cost to the Company associated with the physical printing and mailing of materials.

How can I get electronic access to the proxy materials?

        The Notice will provide you with instructions regarding how to use the Internet to:

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  View the proxy materials for the Meeting;

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  Vote your shares after you have viewed the proxy materials; and

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  Request a printed copy of the proxy materials.

        The proxy materials are also available at www.envisionreports.com/HDNG.

Who is entitled to vote?

        You may vote if you owned our common shares as of the close of business on the record date for the Meeting, March 7, 2014.

How many votes do I have?

        You are entitled to one vote for each common share you owned as of March 7, 2014. As of the close of business on March 7, 2014, we had 12,586,352 common shares outstanding.

What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

        Shareholder of Record.    If your shares are registered directly in your name with the Company's transfer agent, Computershare Investor Services, LLC ("Computershare"), you are considered the shareholder of record with respect to those shares, and the Notice was sent directly to you by the Company.

        Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, or similar institution, then you are the beneficial owner of shares held in "street name," and the Notice was forwarded to you by that institution. The institution holding your account is considered the shareholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to instruct the institution on how to vote the shares held in your account, and will receive a vote instruction form.

As a shareholder of record, how do I vote by proxy before the Meeting?

        Before the Meeting, shareholders of record may vote shares in one of the following three ways:

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  by internet by following the instructions provided in the Notice;

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  by telephone (within the United States and Canada) at 1-800-652-VOTE (8683); or

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  by mail, if you request printed copies of the proxy materials by mail, by completing, signing, dating and returning the proxy card that you receive in the envelope provided.

        If you vote by proxy, your shares will be voted at the Meeting in the manner you indicate. If you complete the internet or telephone voting procedures or sign the proxy card but do not specify how you want your shares to be voted, they will be voted as the Board recommends.

As a beneficial owner of shares held in street name, how do I vote my shares before the Meeting?

        Beneficial owners vote their shares held in street name by instructing their broker or other nominee how to vote using the voting instruction form provided by the broker or nominee. Brokers have authority to vote their discretion on "routine" matters if they do not receive voting instructions from the beneficial owner of the shares. Please note that the election of directors (Proposal 1), the amendment and restatement of the Hardinge Inc. 2011 Incentive Stock Plan (Proposal 3), the advisory vote on executive compensation (Proposal 4) and the advisory vote on the frequency of the advisory vote on executive compensation (Proposal 5) are considered non-routine matters. Consequently, if you do not give your broker or nominee specific voting instructions with respect to these matters, your shares held in street name will not be counted in determining the number of shares necessary for approval of these matters but will instead be treated as a broker non-vote with respect to each applicable matter.

Who can attend the Meeting?

        If you were a shareholder of record or beneficial owner of Hardinge's common stock at the close of business on March 7, 2014, you or your authorized proxy may attend the Meeting. To ensure that we can accommodate all shareholders desiring to attend the Meeting, we ask that you confirm your attendance in advance. If your shares are registered in your name on the records of Computershare, or if you are a beneficial owner of shares through The Hardinge Inc. Retirement Plan, you can register your attendance by sending an email request to us at AnnualMeeting@hardinge.com or by writing to us at Hardinge Inc., One Hardinge Drive, Elmira, New York 14902-1507, Attn: Investor Relations. If you are the beneficial owner of shares held by a broker, bank or other nominee, you may register your attendance by writing to us at the above address and including a copy of an account statement or a legal proxy from the institution holding your shares, in either case showing your ownership of shares as of March 7, 2014. All persons seeking admittance to the Meeting will be requested to provide proof of identification. When confirming your attendance, please let us know of any special assistance you may require.

May I vote my shares in person at the Meeting?

        If you are a shareholder of record, you may vote your shares at the Meeting if you attend in person, even if you previously voted by internet or telephone or submitted a proxy card. Whether or not you plan to attend the Meeting, however, we encourage you to vote your shares by proxy before the Meeting.

        If you are a beneficial owner of shares held in street name and want to vote in person at the Meeting, you must obtain from your broker or nominee a legal proxy issued in your name giving you the right to vote the shares directly at the Meeting. You will not be entitled to vote at the Meeting unless you present such a proxy to the Company at that time.

May I change my mind after I vote?

        If you are a shareholder of record, you may change your vote or revoke your proxy at any time before the polls close at the Meeting. You may change your vote or revoke your proxy by:

  •
  voting again by telephone or via the internet prior to the Meeting;

  •
  attending the Meeting and voting your shares in person; or

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  if you request printed copies of the proxy materials by mail, by signing another proxy card with a later date and returning it to our Corporate Secretary at One Hardinge Drive, Elmira, New York 14902-1507, prior to the Meeting;

        You also may revoke your proxy prior to the Meeting without submitting any new proxy by sending a written notice that you are withdrawing your proxy to our Corporate Secretary at the address specified above.

        If you are a beneficial owner of shares held in street name, you may submit new voting instructions by contacting your brokerage firm, bank or other nominee. You may also vote in person at the Meeting if you obtain a legal proxy as described above.

How do I vote if I participate in The Hardinge Inc. Retirement Plan?

        If you are a participant in The Hardinge Inc. Retirement Plan, separate participant direction cards will be mailed to you along with the Notice. You can instruct the plan's trustees how to vote the shares that are allocated to your account. The trustees must receive your instructions no later than May 1, 2014. If you do not provide instructions to the plan's trustees prior to May 1, 2014, the trustees will vote them in proportion to those shares for which they have received voting instructions.

How many shares must be present to hold the Meeting?

        In order for us to conduct the Meeting, a majority of our outstanding common shares as of March 7, 2014, must be present in person or by proxy at the Meeting. This is called a quorum. Your shares are counted as present at the Meeting if you attend the Meeting and vote in person or if you properly return a proxy by internet, telephone or mail.

How many votes are needed for proposals?

        Nominees for director will be elected by a plurality of votes cast at the Meeting by holders of common stock present in person or by proxy and entitled to vote. With the exception of the advisory vote on the frequency of the advisory vote on executive compensation (Proposal 5), any other matter requires the affirmative vote of a majority of the votes cast at the meeting, except as otherwise provided in our Certificate of Incorporation, our By-Laws or applicable law. With respect to the advisory vote on the frequency of the advisory vote on executive compensation (Proposal 5), the frequency (every 1, 2 or 3 years) that receives the highest number of votes will be deemed to be the choice of the shareholders. The advisory vote on executive compensation (Proposal 4) and the advisory vote on the frequency of the advisory vote on executive compensation (Proposal 5) are advisory votes and the results of such votes are not binding on the Company or the Board.

What is a "broker non-vote"?

        If you own shares through a broker or bank in street name, you may instruct your broker or bank how to vote your shares. A "broker non-vote" occurs when you fail to provide your broker or bank with voting instructions and the broker or bank does not have the discretionary authority to vote your shares on a particular proposal. A broker, bank or nominee is not permitted to vote on behalf of beneficial owners with respect to elections of directors (Proposal 1), the amendment and restatement of the Hardinge Inc. 2011 Incentive Stock Plan (Proposal 3), the advisory vote on executive compensation (Proposal 4) and the advisory vote on the frequency of the advisory vote on executive compensation (Proposal 5) if you do not instruct your broker, bank or nominee on how to vote your shares.

How will broker non-votes and abstentions be treated?

        Broker non-votes and abstentions will be treated as shares present for quorum purposes, but not entitled to vote, so they will have no effect on the outcome of any proposal.

How will voting on "any other business" be conducted?

        We have not received proper notice of, and are not aware of, any business to be transacted at the Meeting other than as indicated in this Proxy Statement. If any other item or proposal properly comes before the Meeting, the proxies received will be voted on those matters in accordance with the discretion of the proxy holders.

Who pays for the solicitation of proxies?

        Our Board is making this solicitation of proxies on our behalf. We will pay the costs of the solicitation, including the costs of preparing this Proxy Statement. We also will reimburse brokers, nominees and fiduciaries for their costs in forwarding the Notice to beneficial owners, forwarding printed proxy materials by mail to beneficial owners who specifically request them and obtaining beneficial owners' voting instructions. Our directors, officers and employees may contact you by telephone or electronic communication or in person. We will not pay directors, officers or other employees any additional compensation for their proxy solicitation efforts.

How can I find the voting results of the Meeting?

        We will include the voting results in a Current Report on Form 8-K, which we expect to file with the SEC within four business days after the end of the Meeting.

How do I submit a shareholder proposal for, or nominate a director for election at, next year's Meeting?

        If you wish to submit a proposal to be included in our Proxy Statement for our 2015 Annual Meeting of Shareholders, we must receive it at our principal office on or before November 27, 2014. Please address your proposal to: Corporate Secretary, Hardinge Inc., One Hardinge Drive, Elmira, New York 14902-1507. We will not be required to include in our Proxy Statement a shareholder proposal that is received after that date or that otherwise does not meet the requirements for shareholder proposals established by the SEC or set forth in our By-Laws.

PROPOSAL 1—ELECTION OF DIRECTORS

        Our Board is divided into three classes. Nominees J. Phillip Hunter and R. Tony Tripeny are Class II Directors, and if elected at the Meeting, will serve a term of three years expiring at the 2017 Annual Meeting, or when their respective successors have been duly elected and qualified.

        Under the Company's Corporate Governance Guidelines, the Board has adopted a target retirement age of 72 such that sitting Board members will generally not be nominated by the Board for re-election by the shareholders following their 72nd birthday. Accordingly, Daniel J. Burke, a Class II Director, will not stand for re-election at the Meeting. The Board anticipates that it will vote to reduce its size from eight to seven directors just prior to the Meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement.

        The following sets forth with respect to each nominee for director and each director continuing in office such person's length of service as a director, age, principal occupation during the past five years, other positions such person holds with the Company, if any, and other information regarding the experience of the director.

Nominees for Election as Class II Directors:

Name and Age	Biographical Data	Length of Service as Director and Expiration of Term
J. Philip Hunter (Age 71)	Mr. Hunter retired in 2006 as a partner in Sayles & Evans, a law firm in Elmira, New York, where he was a partner for 35 years. Mr. Hunter has a juris doctorate degree from Cornell University. He is Hardinge's Secretary and a member of the Company's Investment and Nominating and Governance Committees. Mr. Hunter has particular knowledge in legal, regulatory and human resource affairs that strengthen the Board's collective ability to manage the Company.	Director since 1992; term expires 2014
R. Tony Tripeny (Age 55)
	Mr. Tripeny is Senior Vice President, Corporate Controller and Principal Accounting Officer of Corning Incorporated, a publicly-traded global, technology-based corporation headquartered in Corning, New York that operates in five market segments—display technologies, environmental technologies, optical communications, life sciences and special materials. He has held various other positions with Corning Incorporated including Vice President/Corporate Controller/Principal Accounting Officer (2009), Vice President/Corporate Controller (2005-2009), Division Vice President/Operations Controller (2004-2005), Group Controller, Corning Telecommunications Business (2003-2004) and various other financial roles (1985-2002). He has a B.S. degree from the University of Pennsylvania. Mr. Tripeny's extensive financial management experience with a large, publicly-traded, global manufacturing company and his in-depth knowledge of investor relations, business development and strategic financial issues enable him to offer a valuable perspective to the Board of Directors. He is also qualified to serve as a director because he is an "audit committee financial expert" as defined by SEC rules and, as such, serves on Hardinge's Audit Committee. Mr. Tripeny is also a member of the Compensation and Nominating and Governance Committees.	Director since 2012; term expires 2014

 THE BOARD RECOMMENDS A VOTE FOR BOTH NOMINEES.

Directors Continuing in Service:

Class III Directors:

Name and Age	Biographical Data	Length of Service as Director and Expiration of Term
Douglas A. Greenlee (Age 66)	Mr. Greenlee is the Director of Strategic Initiatives at Way Station, Inc., a not-for-profit behavioral health organization in which he has held various other positions since 2003. Mr. Greenlee was employed by the Company as Vice President, Business Development from June, 1992 to April, 1999. He is an attorney and certified public accountant. Mr. Greenlee has a juris doctorate degree from Georgetown University and practiced law in Winchester, Virginia for 17 years, focusing primarily in taxation, employee benefits and corporate law. Mr. Greenlee is Chairman of Hardinge's Investment Committee and a member of the Audit and Nominating and Governance Committees. Mr. Greenlee has particular skills and experiences in accounting, finance and legal affairs that qualify him to serve as a director.	Director since 1979; term expires 2015
John J. Perrotti (Age 53)
	Mr. Perrotti is President and Chief Executive Officer of Gleason Corporation, a privately-held manufacturer of gear production equipment headquartered in Rochester, New York that is a leading global player in the machine tool market. He also serves as a director of Gleason Corporation and has held various other positions with the company including President and Chief Operating Officer (2005), Executive Vice President, Chief Financial Officer (2002-2004), Treasurer (1997-2004) and Vice President-Finance (1995-2002). Mr. Perrotti was formerly a practicing certified public accountant at KPMG. Mr. Perrotti has a M.B.A. degree from the University of Rochester. In addition to offering his perspective as chief executive officer of a manufacturing company, Mr. Perrotti is also qualified to serve as a director because he is an "audit committee financial expert" as defined by SEC rules and, as such, serves as Chairman of Hardinge's Audit Committee. Mr. Perrotti is also a member of the Investment and Nominating and Governance Committees.	Director since 2003; term expires 2015

 Class I Directors:

Name and Age	Biographical Data	Length of Service as Director and Expiration of Term
Robert J. Lepofsky (Age 69)	Mr. Lepofsky has been Chairman of Westcliff Capital Group, a private holding and investment management company since November 2006. He was formerly a director of Brooks Automation, Inc., a publicly-traded global provider of automation, vacuum and instrumentation solutions for multiple markets including semiconductor manufacturing, life sciences and clean energy from 2005 until his retirement in 2010 and served as its Chief Executive Officer from October 2007 through September 2010. He held various positions with Helix Technology Corporation, a publicly-traded producer of innovative vacuum systems, including Chairman of the Board (2005-2006), President, CEO and Executive Director (1989-2005), President and Executive Director (1988-1989), President, Chief Operating Officer and Executive Director (1987-1988) and other senior management roles (1980-1987). He has a BS degree from Drexel Institute of Technology and holds an Advanced Professional Director Certification from the American College of Corporate Directors, a national director education organization. Mr. Lepofsky was a director of Moldflow Corporation, a publicly-traded developer of software solutions for the plastics industry from December, 2003 until its sale to Autodesk Corp. in May, 2008. Mr. Lepofsky's extensive executive management experience and service as a director of publicly-traded companies enables him to bring a valuable skill set to the Board in operations, strategic planning and financial management. Mr. Lepofsky is a member of the Nominating and Governance, Compensation and Investment Committees.	Director since 2012; term expires 2016
Mitchell I. Quain (Age 62)	Mr. Quain has been a Senior Advisor to Carlyle Group, Inc., a global alternative asset manager since January 1, 2012. Mr. Quain was a Partner of One Equity Partners, a private investment firm	Director since 2004; term expires 2016
(2010-2011). He was a Senior Director of ACI Capital Corp (2006-2010). Mr. Quain was Chairman of Register.Com, Inc., an internet services provider (2002-2005), and from 1997 to 2001 he was employed with ABN AMRO and its predecessors in several capacities including Vice Chairman. Mr. Quain has an M.B.A. degree from the Harvard Business School. Mr. Quain is Chairman of the Board of Directors of Magnetek, Inc. a publicly-traded manufacturer of digital power and motion control systems; a director of Astro-Med, Inc., a manufacturer of specialty printers and medical equipment; and a director of RBC Bearings Inc., a specialty bearings manufacturer. He is a member of Hardinge's Compensation, Investment and Nominating and Governance Committees. Mr. Quain's 36 years of investment and analysis experience with industrial companies, his working knowledge of capital markets gained from his experiences as an investment banker, his knowledge and experience as a Chartered Financial Analyst and his service as a director of other publicly-traded manufacturers, offer a valuable perspective to the Board of Directors.

Name and Age	Biographical Data	Length of Service as Director and Expiration of Term
Richard L. Simons (Age 58)
	Mr. Simons has served as Hardinge's President and Chief Executive Officer since May, 2008 and became Chairman of the Board in February, 2012. Mr. Simons served as the Company's Senior Vice President/Chief Operating Officer from March to May, 2008. Prior to rejoining Hardinge in 2008, he was Vice President and Corporate Controller at Carpenter Technology, a publicly-traded specialty steel manufacturer (2005-2008). Mr. Simons originally joined Hardinge in 1983, holding the positions of Executive Vice President/Chief Financial Officer of Hardinge Inc. (2000-2005); Senior Vice President/Chief Financial Officer in 1999 and various other financial management roles (1983-1998). He previously served on the Company's Board of Directors from February, 2001 to July, 2005. Mr. Simons has an M.B.A. degree from the Rochester Institute of Technology and is also a certified public accountant. He is a director of Sunnen Products Company, a privately-held global manufacturer and distributor of bore sizing and finishing equipment, engine rebuilding equipment, tooling and abrasives. Mr. Simons' vast experience in manufacturing, finance, and his long history with Hardinge, strengthens the Board's collective ability to manage the Company's business.	Director since 2008; term expires 2016

CORPORATE GOVERNANCE

        Our business, property and affairs are managed by, or are under the direction of, our Board pursuant to New York Business Corporation Law and our By-Laws. Members of the Board are kept informed of Hardinge's business through discussions with the Chief Executive Officer, the Chief Financial Officer, and other key members of management, by reviewing materials provided to them and by participating in meetings of the Board and its several committees.

Board Meetings

        The Board held seven regularly scheduled meetings and four special meetings during the year ended December 31, 2013 and overall attendance at such meetings was 99 percent. Each director of the Board attended 75% or more of the aggregate of all meetings of the Board and the committees of which they are members held during 2013.

Board Committees

        We have four standing Board committees: Audit, Compensation, Nominating and Governance, and Investment. Each standing committee's written charter, as adopted by the Board, is available on our website at www.hardinge.com under the heading "Investor Relations—Corporate Governance."

Audit Committee

        The Audit Committee met four times during 2013. The current members of our Audit Committee are Messrs. Perrotti (Chairman), Burke, Greenlee and Tripeny. The Audit Committee, which has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, assists the Board in fulfilling its responsibilities for generally overseeing the Company's financial reporting processes and the audit of the Company's financial statements, including the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the qualifications and independence of the Company's independent auditor, the performance of the independent auditor, and risk assessment and risk management. Among other things, the Audit Committee prepares the Audit Committee Report for inclusion in the annual proxy statement; annually reviews its charter and performance; appoints, evaluates and determines the compensation of our independent auditor; reviews and approves the scope of the annual audit, the audit fee and the financial statements; reviews the Company's disclosure controls and procedures, internal controls, and corporate policies with respect to financial information and earnings guidance; reviews regulatory and accounting initiatives; oversees the Company's compliance programs with respect to legal and regulatory requirements; administers the Company's Code of Ethics for the Chief Executive and Senior Financial Officers; oversees investigations into complaints concerning financial matters; reviews other risks that may have a significant impact on the Company's financial statements; and reviews SEC filings. The Audit Committee works closely with management as well as the independent auditor. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from the Company for, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties. The independent auditor regularly meets privately with the Audit Committee and has unrestricted access to this Committee. The Audit Committee also works closely with the Company's internal auditor, including reviewing and approving the internal auditor's work plan, assessing the internal auditor's work product, and making recommendations for follow-up or additional audit work. The Company's internal auditor meets with the Audit Committee outside the presence of management and has unrestricted access to the Audit Committee.

Compensation Committee

        The Compensation Committee met three times during 2013. The current members of the Compensation Committee are Messrs. Burke (Chairman), Lepofsky, Quain and Tripeny. The Compensation Committee reviews and recommends to the independent directors salaries and bonuses of all executive officers and also administers the Company's 2002 Incentive Stock Plan and 2011 Incentive Stock Plan and grants stock options, restricted stock units and performance share units under the 2011 Incentive Stock Plan. Other specific duties include reviewing and approving objectives relevant to executive officer compensation; evaluating performance and determining the compensation of executive officers in accordance with those objectives; overseeing the Company's equity-based and incentive compensation plans; reviewing total compensation of senior managers of the Company and its subsidiaries; establishing compensation policies and practices for service on the Board and its committees; developing guidelines for and monitoring director and executive stock ownership; reviewing employment agreements for executive officers and making recommendations about such agreements to the independent directors and annually evaluating its performance and its charter.

Nominating and Governance Committee

        The Nominating and Governance Committee met twice during 2013. The current members of the Nominating and Governance Committee are Messrs. Burke (Chairman), Greenlee, Hunter, Lepofsky, Perrotti, Quain and Tripeny. The Nominating and Governance Committee is expected to identify, evaluate and recommend nominees for the Board of Directors for purposes of each annual meeting of shareholders and evaluate the composition and organization of the Board and its committees. The Nominating and Governance Committee also develops and regularly reviews corporate governance principles and related policies for approval by the Board; oversees the organization of the Board to discharge the Board's duties and responsibilities properly and efficiently; and sees that proper attention is given and effective responses are made to shareholder concerns regarding corporate governance. Other specific duties and responsibilities of the Nominating and Governance Committee include: overseeing succession planning, annually assessing the size and composition of the Board, including developing and reviewing director qualifications for approval by the Board; identifying and recruiting new directors and considering candidates proposed by shareholders; recommending assignments of directors to committees to ensure that committee membership complies with applicable laws and listing standards; conducting a preliminary review of director independence and financial literacy and expertise of Audit Committee members; overseeing director orientation and continuing education; overseeing the self-evaluation of the Board and its committees; and annually evaluating the Chief Executive Officer in conjunction with the Compensation Committee with input from all Board members. The Nominating and Governance Committee also administers the Company's Related Party Transaction Policy. The Nominating and Governance Committee annually reviews its performance and charter.

        It is the policy of the Nominating and Governance Committee to consider both recommendations and nominations for candidates to the Board submitted by our shareholders. Shareholder recommendations for candidates to the Board must be directed in writing to the Chairman of the Board, Hardinge Inc., One Hardinge Drive, Elmira, NY 14902-1507, and must include: the candidate's name, age, business address and residence address, the candidate's principal occupation or employment, the number of shares of the Company which are beneficially owned by the candidate, a description of all arrangements or understandings between the shareholder making such nomination and each candidate and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the shareholder, detailed biographical data and qualifications and information regarding any relationships between the candidate and the Company within the last three years, and any other information relating to such nominee that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. A shareholder's recommendation must also set forth: the name and address, as they appear on the Company's books, of the shareholder making such recommendation, the number of shares of the Company which are beneficially owned by the shareholder and the date such shares were acquired by the shareholder, any material interest of the shareholder in such nomination, any other information that is required to be provided by the shareholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, in his capacity as a proponent to a shareholder proposal, and a statement from the recommending shareholder in support of the candidate, references for the candidate, and an indication of the candidate's willingness to serve, if elected.

        Our By-Laws establish an advance notice procedure with regard to certain matters, including shareholder proposals and director nominations, which are properly brought before an annual meeting of shareholders. To be timely, a shareholder's notice must be delivered to, or mailed and received at, the Company's principal executive offices not less than 120 calendar days prior to the first anniversary date on which the Company's Proxy Statement was mailed to shareholders in connection with the previous year's annual meeting of shareholders. In the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the shareholder, to be timely, must be so received a reasonable time before the solicitation is made.

        Except as may be required by rules promulgated by the SEC, or other applicable law, there are currently no specific, minimum qualifications that must be met by each candidate for the Board, nor are there specific qualities or skills that are necessary for one or more of the members of the Board to possess.

        In identifying and evaluating the individuals that it recommends that the Board select as director nominees, the Nominating and Governance Committee utilizes the following process:

  •
  The Committee reviews the qualifications of all candidates who have been properly recommended or nominated by the shareholders, as well as those candidates who have been identified by management, individual members of the Board or, if the Committee determines, a search firm.

  •
  The Committee evaluates the performance and qualifications of individual members of the Board eligible for re-election at the annual meeting of shareholders.

  •
  The Committee considers the suitability of each candidate, including the current members of the Board, in light of the current size and composition of the Board. In evaluating the suitability of the candidates, the Committee considers many factors, including, among other things, issues of character, judgment, independence, age, expertise, breadth of experience, length of service and other commitments. The Committee evaluates such factors, among others, and considers each individual candidate in the context of the current perceived needs of the Board as a whole.

  •
  After such review and consideration, the Committee recommends that the Board select the slate of director nominees.

        The Committee has not adopted a specific diversity policy with respect to the filling of vacancies on the Board of Directors. The Committee recognizes the importance of including candidates who will provide a diversity of perspectives.

Investment Committee

        The Investment Committee met four times during 2013. The current members of the Investment Committee are Messrs. Greenlee (Chairman), Lepofsky, Perrotti and Quain. The Investment Committee performs several responsibilities with respect to the Company's U.S. pension and retirement plans including: review of investment objectives and policies; review of the selection and retention of trustees, custodians, investment managers and other service providers; and review of allocation among asset classes and investment performance compared to appropriate benchmarks. The Investment Committee annually reviews its performance and charter.

Director Independence

        The Board makes an annual determination regarding the independence of each of our directors. The Board has determined that, as of January 1, 2014, Messrs. Burke, Greenlee, Hunter, Lepofsky, Perrotti, Quain and Tripeny are "independent" within the meaning of the rules of all applicable laws and regulations.

        The Board determined that Mr. Simons is not independent because he is an executive officer of Hardinge.

        Each member of the Board's Audit, Compensation, and Nominating, Investment and Governance Committees is independent within the meaning of all applicable laws and regulations.

Board Leadership

        In accordance with the Company's Corporate Governance Guidelines, the Board of Directors has the flexibility to determine whether it is in the best interest of the Company and its stockholders to separate or combine the roles of Chairman and Chief Executive Officer of the Company at any given time. Currently, Richard L. Simons, President and Chief Executive Officer of the Company serves as Chairman of the Board of Directors and Daniel J. Burke serves as Lead Independent Director.

        The Board considered the roles and responsibilities of the Chairman and the Chief Executive Officer, and, while it retains the discretion to separate the roles in the future as it deems appropriate and acknowledges that there is no single best organizational model that is most effective in all circumstances, it determined at this time having Mr. Simons serve as both the Chief Executive Officer and the Chairman is in the best interest of our shareholders. The Board believes this structure makes the best use of the Chief Executive Officer's detailed and in-depth knowledge of the industry and the issues, opportunities, and challenges facing the Company and provides for clear unity of leadership from the perspective of customers, employees, suppliers and other stakeholders.

        The structure and composition of the Board and other corporate governance measures in place provide the Board of Directors, in its view, with the appropriate balance between the respective needs for dependable strategic and operational leadership by the Chairman and Chief Executive Officer and the oversight and objectivity of independent directors.

        The responsibilities of Mr. Burke, as the Lead Independent Director, include the following:

  •
  Establishing an appropriate schedule of Board meetings and approving the information, agenda and meeting schedules.

  •
  Ensuring the quality, quantity and timeliness of the information submitted by the Company's management that is necessary or appropriate for the non-employee directors to effectively perform their duties.

  •
  Developing agendas for and presiding over executive sessions of the Board's non-employee directors.

  •
  Serving as principal liaison between the non-employee directors and management.

        In addition to the strong and important role the Lead Independent Director plays in the governance of the Board, all members of the Board with the exception of Mr. Simons are independent as determined under the applicable NASDAQ listing standards. All members of the four standing committees of the Board—Audit, Compensation, Investment, and Nominating and Governance—are

independent directors as determined under the applicable NASDAQ listing standards. Each director may request of the Lead Independent Director or committee chair inclusion of specific items on the agendas for Board and committee meetings. Also, the independent directors, under the leadership of the Lead Independent Director, meet separately without members of management after each regularly scheduled Board meeting. Further, any director may request of the Lead Independent Director that the independent, non-management directors go into executive session at any meeting or have a special meeting of the Board at any time.

        Considering all of the above, the Board of Directors believes a combination of the Chairman and Chief Executive Officer functions is the best leadership structure and is in the best interest of the Company and its shareholders at this time.

        As previously noted in this Proxy Statement, under the Company's Corporate Governance Guidelines, the Board has adopted a target retirement age of 72 such that sitting Board members will generally not be nominated by the Board for re-election by the shareholders following their 72nd birthday. Accordingly, Daniel J. Burke, a Class II Director and the current Lead Independent Director, will not stand for re-election at the Meeting. The Board anticipates that it will vote to appoint a new Lead Independent Director immediately prior to the Meeting.

Executive Sessions of Independent Directors

        Independent Board members periodically meet without management present from time to time as determined by the Lead Independent Director either at the time of regularly scheduled Board Meetings, for which meetings the directors are not compensated, or at other times between such meetings, for which meetings, if present, the Directors are compensated at the then applicable fee for committee meetings. Mr. Burke, as Lead Independent Director, presides over meetings of the Independent Directors. The Independent Directors met six times during 2013.

The Board's Role in Risk Oversight

        Our Board is actively involved in overseeing our risk management. Operational and strategic presentations by senior management to the Board include consideration of the challenges and risks to our business, and the Board and management actively engage in discussion on these topics. Senior management provides detailed reports on specific risk management issues when requested by the Board or otherwise deemed appropriate by management. Outside counsel and other advisors participate in these reports as appropriate.

        The Audit Committee regularly reviews risk assessment and risk management. It reviews management's assessment of the effectiveness of internal control over financial reporting as of the end of the each fiscal year and the independent auditor's report on management's assessment and determines appropriate actions to address identified weaknesses. The Committee also discusses the Company's policies with respect to risk assessment and risk management.

Communications with Directors

        Shareholders may communicate concerns to any director, committee member or the Board by writing to the following address: Hardinge Inc. Board of Directors, Hardinge Inc., One Hardinge Drive, Elmira, New York 14902-1507, Attention: Corporate Secretary. Please specify to whom your correspondence should be directed. The Corporate Secretary has been instructed by the Board to promptly forward all correspondence (except advertising material) to the relevant director, committee member or the full Board, as indicated in the correspondence.

 Audit Committee Financial Expert

        The Board has determined that at least two members of the Audit Committee, John J. Perrotti and R. Tony Tripeny, are Audit Committee Financial Experts for purposes of the SEC rules.

Policy Regarding Directors' Attendance at Annual Meetings

        Hardinge Inc. has a policy that every director and nominee for director will attend our Annual Meeting of Shareholders unless unavoidable circumstances, business or personal, arise. All of the Board members attended the 2013 Annual Meeting.

Code of Conduct

        Our Board has adopted the Code of Conduct for Directors and Executive Officers and the Code of Ethics for the Chief Executive and Senior Financial Officers which supplement the Code of Conduct governing all Hardinge employees and directors. Copies of these policies are available on our website at www.hardinge.com under the heading "Investor Relations—Corporate Governance." We will promptly disclose any amendments to, or waivers from, the Code of Ethics for the Chief Executive and Senior Financial Officers on our website. During 2013, no waivers were made with respect to the Code of Ethics for the Chief Executive and Senior Financial Officers.

PROPOSAL 2—RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT AUDITOR

        The Board is seeking shareholder ratification of the appointment of Ernst & Young LLP as the Company's independent auditor for the year ending December 31, 2014.

        The Audit Committee of the Board has reviewed and evaluated all criteria it considered relevant in assessing the performance of Ernst & Young LLP, such as the quality of its audit work, its knowledge of the industry and the Company's affairs, the availability of its professional advice on a timely basis and the reasonableness of its fees. Based upon such review and evaluation, the engagement of Ernst & Young LLP has been approved by the Audit Committee. If the Company's shareholders do not ratify the appointment of Ernst & Young LLP, the appointment of an independent auditor will be reconsidered by the Audit Committee. Even if the appointment is ratified, the Audit Committee in its discretion may nevertheless appoint another independent auditor at any time during the year if the Audit Committee determines such a change would be in the best interests of our shareholders and the Company.

        It is expected that representatives of Ernst & Young LLP will attend the Meeting and be available to make a statement or respond to appropriate questions.

THE BOARD RECOMMENDS A VOTE IN FAVOR OF RATIFICATION OF ERNST & YOUNG LLP
AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE YEAR ENDING DECEMBER 31, 2014.

 Independent Auditor Information

        The Company incurred the following fees for services performed by Ernst & Young LLP in 2013 and 2012:

	2013	2012
Audit Fees(1)	$1,116,161	$1,010,680
Audit Related Fees(2)	16,164	130,584
Tax Fees(3)	7,401	11,729

Total	$1,139,726	$1,152,993

(1)
Audit fees are comprised of professional services rendered in connection with the audit of the Company's annual financial statements, the audit of internal control over financial reporting, the reviews of the Company's quarterly reports on Form 10-Q, statutory audits of Hardinge's foreign jurisdiction subsidiaries, comfort letter (2013) and consents for other SEC filings and reviews of documents filed with the SEC.

(2)
Audit-related fees are comprised of professional services related to due diligence services in connection with an acquisition in 2012 and an audit of one of the Company's employee pension plans in each of the fiscal years ended December 31, 2013 and 2012.

(3)
Tax fees are comprised of fees billed for non-U.S. tax compliance services, including the preparation, review and filing of tax returns during the fiscal years ended December 31, 2013 and 2012.

        The Audit Committee has the sole and direct authority to engage, appoint and replace other independent auditors. In addition, every engagement of Ernst & Young LLP to perform audit or non-audit services on behalf of the Company or any of its subsidiaries requires pre-approval from the Audit Committee before Ernst & Young LLP is engaged to provide those services. As a result, for 2013 and 2012, the Audit Committee approved all services performed by Ernst & Young LLP on behalf of the Company and its subsidiaries.

Vote Required

        The affirmative vote of a majority of the votes cast at the Meeting is required for ratification of the appointment of Ernst & Young LLP.

REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

        The Audit Committee represents and assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the independent auditor's qualifications and independence, the performance of the Company's independent auditors, risk assessment and risk management, and oversight of treasury matters. The Audit Committee manages the Company's relationship with its independent auditor, which reports directly to the Audit Committee. The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

        The Audit Committee met privately at its regular meetings with the independent auditor, the Company's Chief Executive Officer and Chief Financial Officer and the Company's internal auditor, each of whom has unrestricted access to the Audit Committee. The Audit Committee held four meetings during 2013.

        The Company's management is primarily responsible for the Company's internal control and financial reporting process. The Company's independent auditor, Ernst & Young LLP, is responsible for performing an independent audit of the Company's consolidated financial statements and issuing opinions on the conformity of those audited financial statements with United States generally accepted accounting principles, the effectiveness of the Company's internal control over financial reporting and management's assessment of the internal control over financial reporting. The Audit Committee monitors the Company's financial reporting process and reports to the Board on its findings.

        The Audit Committee hereby reports as follows:

  1.
  The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

  2.
  The Audit Committee has discussed with the independent auditor the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA Professional Standards, Vol. 1. AU Section 380) as adopted by the Public Accounting Oversight Board in Rule 3200T.

  3.
  The Audit Committee has received the written disclosures and the letter from the independent auditor required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor's communications with the Audit Committee concerning independence, and has discussed with the independent auditor the independent auditor's independence.

  4.
  Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2013, for filing with the Securities and Exchange Commission.

        The Audit Committee has numerous oversight responsibilities beyond those related to the audited financial statements and the retention and oversight of the Company's independent auditor. The Committee's charter, which is available at the Company's website (www.hardinge.com) under the heading "Investor Relations—Corporate Governance," describes those other responsibilities.

        Members of the Audit Committee rely, without independent verification, on the information and representations provided to them by management and on the representations made to them by the independent auditor. Accordingly, the oversight provided by the Audit Committee should not be considered as providing an independent basis for determining that management has established and maintained appropriate internal control over financial reporting, that the financial statements have been prepared in accordance with accounting principles generally accepted in the United States, or that the audit of the Company's financial statements by the independent auditor has been carried out in accordance with auditing standards generally accepted in the United States.

Members of the Audit Committee:
John J. Perrotti (Chairman) Daniel J. Burke Douglas A. Greenlee R. Tony Tripeny

This report shall not be deemed to be incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed to be filed under such acts.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        Paragraphs (a) and (b) below set forth information about the beneficial ownership of Hardinge's common stock. Unless otherwise indicated, the persons named have sole voting and investment power with respect to the shares listed.

  (a)
  To the knowledge of Hardinge's management, the following owned 5% or more of Hardinge's outstanding shares of common stock as of March 7, 2014:

Name and Address Of Beneficial Owner	Shares Owned and Nature of Beneficial Ownership		Percent of Class
Royce & Associates, LLC 745 Fifth Avenue New York, NY 10151	990,982	(1)	7.9%
Dimensional Fund Advisors LP Palisades West, Building One 6300 Bee Cave Road Austin, TX 78746	959,509	(2)	7.6%
Franklin Resources, Inc. One Franklin Parkway San Mateo, CA 94403	934,900	(3)	7.4%
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	758,027	(4)	6.0%
Ariel Investments, LLC 200 E. Randolph Drive, Suite 2900 Chicago, IL 60601	746,465	(5)	5.9%
  (b)
  To the knowledge of management, the number of shares of Hardinge's common stock owned by the directors, by certain executive officers, and by all such directors and executive officers as a group, as of March 7, 2014, is as follows:

Name	Shares Owned and Nature of Beneficial Ownership(6)(7)		Percent of Class(8)
Directors
Daniel J. Burke	44,557	(9)
Douglas A. Greenlee	26,225		—
J. Philip Hunter	59,036		—
Robert J. Lepofsky	15,779		—
John J. Perrotti	34,186		—
Mitchell I. Quain	42,847	(10)	—
R. Tony Tripeny	11,760		—
Executive Officers
(*also serves as director)
Richard L. Simons*	108,457		—
Douglas J. Malone	8,746		—
James P. Langa	28,106		—
Edward J. Gaio	11,096		—
Douglas C. Tifft	59,695		—
All directors and executive officers as a Group (twelve persons)	450,490		3.6%

(1)
Based upon information reported on a Schedule 13G/A filed with the Securities and Exchange Commission on January 10, 2014 by Royce & Associates, LLC, identifying Royce & Associates, LLC as the beneficial owner of, and having sole voting power and sole dispositive power with respect to 990,982 shares.

(2)
Based upon information reported on Schedule 13G/A filed with the Securities and Exchange Commission on February 10, 2014 by Dimensional Fund Advisors LP, identifying Dimensional Fund Advisors LP as the beneficial owner of, and having sole dispositive power with respect to 959,509 shares and as having sole voting power with respect to 928,783 shares.

(3)
Based upon information reported on a Schedule 13G/A filed with the Securities and Exchange Commission on February 11, 2014 by Franklin Resources, Inc., Charles B. Johnson and Rupert H. Johnson, Jr. and Franklin Advisory Services, LLC, identifying each as a beneficial owner of 934,900 shares and identifying Franklin Advisory Services, LLC as having sole voting power and sole dispositive power with respect to such shares.

(4)
Based upon information reported on Schedule 13G filed with the Securities and Exchange Commission on January 29, 2014 by BlackRock, Inc., identifying BlackRock, Inc. as the beneficial owner of and having sole dispositive power with respect to 758,027 shares and having sole voting power with respect to 740,599 shares.

(5)
Based upon information reported on Schedule 13G filed with the Securities and Exchange Commission on February 14, 2014 by Ariel Investments, LLC, identifying Ariel Investments, LLC as the beneficial owner of and having sole dispositive power with respect to 746,465 shares and having sole voting power with respect to 473,187 shares.

(6)
Includes shares of common stock, subject to forfeiture and restrictions on transfer, granted under Hardinge's 2002 Incentive Stock Plan and under Hardinge's 2011 Incentive Stock Plan as well as options to purchase shares of common stock exercisable within 60 days issued under these plans. Messrs. Burke, Greenlee, Hunter, Perrotti and Quain each have the right to purchase 1,500 shares pursuant to such options. Mr. Simons has the right to purchase 33,000 shares pursuant to such options. All directors and executive officers as a group hold options to purchase 40,500 such shares.

(7)
Includes shares of Common Stock held by Vanguard Fiduciary Trust Company as the trustee of Hardinge's Retirement Plan for the benefit of the members of the group, who may instruct the trustee as to the voting of such shares. If no instructions are received, the trustee votes the shares in the same proportion as it votes the shares for which instructions were received. The power to dispose of shares of Common Stock is also restricted by the provisions of the Plan. The trustee holds for the benefit of Messrs. Simons and Tifft, and all executive officers as a group, the equivalent of 486, 1,481, and 1,967 shares, respectively.

(8)
Unless otherwise indicated, does not exceed 1%.

(9)
Includes 150 shares held by Mr. Burke's spouse, as to which Mr. Burke disclaims beneficial ownership.

(10)
Includes 1,000 shares in a trust of which Mr. Quain serves as co-trustee.

 SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Hardinge's directors and certain of its officers to file reports of their ownership of Hardinge's common stock and of changes in such ownership with the SEC. Regulations also require Hardinge to identify in this Proxy Statement any person subject to this requirement who failed to file any such report on a timely basis.

        To Hardinge's knowledge, based solely on its review of the copies of such reports furnished to Hardinge and written representations that no other reports were required, during the fiscal year ended December 31, 2013, all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were met.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        Subsequent sections of this Proxy Statement provide specific information about compensation to the following executive officers of Hardinge (our named executive officers) for the year ended December 31, 2013 and prior years:

  •
  Richard L. Simons, age 58—Chairman of the Board, President and Chief Executive Officer. Mr. Simons has served as an executive officer of Hardinge since 2008.

  •
  Douglas J. Malone, age 49—Vice President and Chief Financial Officer. During 2013, Mr. Malone served as the Corporate Controller of Hardinge until December 11, 2013 when Mr. Malone's service as Corporate Controller was terminated and he was appointed to serve as Vice President and Chief Financial Officer of Hardinge. Mr. Malone has served as an executive officer of Hardinge since December 2013.

  •
  James P. Langa, age 55—Senior Vice President—Machine Solutions. Mr. Langa has served as an executive officer of Hardinge since 2009.

  •
  Edward J. Gaio, age 60—Vice President—Business Development. During 2013, Mr. Gaio had served as Vice President and Chief Financial Officer of Hardinge until December 11, 2013 when Mr. Gaio's service as Chief Financial Officer terminated and he was appointed to serve as Vice President—Business Development of Hardinge. Mr. Gaio has served as an executive officer of Hardinge since 2008.

  •
  Douglas C. Tifft, age 59—Senior Vice President—Administration. Mr. Tifft has served as an executive officer of Hardinge since 1988.

        To supplement the information presented in the compensation tables and other data presented in this Proxy Statement, the following is an overview and analysis of our compensation programs and policies for our named executive officers.

Our Compensation Philosophy and Processes

        Our Compensation Committee, in consultation with the Board, designs, establishes and oversees the Company's compensation programs and compensation philosophy. The committee establishes all elements of compensation paid to the Chief Executive Officer and reviews and approves all elements of compensation paid to the named executive officers. In targeting increased shareholder value, our guiding compensation principles endeavor to align executive compensation with the Company's strategic objectives and financial performance. We believe it is in our stockholders' interests to attract, motivate and retain highly qualified individuals in critical positions by providing competitive compensation opportunities. Additionally, we believe that it is critical that we retain the ability to override generic policy statements with specific compensation programs that address evolving concerns in a rapidly changing market.

        As a baseline, we believe that, at target performance, our total compensation package for each executive, as well as the individual components of the package, should approximate the median (i.e., the 50th percentile) of our comparative framework. To the extent that the Company performs beyond expectations, executives have the opportunity, through the performance components of our pay program, to earn above-median compensation.

        Our compensation philosophy emphasizes pay for performance. The Compensation Committee believes that the performance goals we set for our executive officers should be challenging and aligned with the Company's strategic objectives.

        The Compensation Committee has engaged Radford, a subsidiary of Aon Hewitt, as its independent compensation consultant. Radford is assigned projects directly by the Compensation Committee, or by the Senior Vice President—Administration at the request of the Compensation Committee. Radford has provided the following services to the Compensation Committee:

  •
  validating the existing executive compensation philosophy of the Company;

  •
  reviewing and recommending additions to the Company's peer group for executive compensation purposes;

  •
  reviewing existing executive compensation programs;

  •
  on an annual basis, assisting the Compensation Committee in updating recommendations for stock awards for executives;

  •
  keeping the Compensation Committee posted on executive compensation over the course of the year;

  •
  providing such other assistance as deemed necessary by the Compensation Committee; and

  •
  attending meetings of the Compensation Committee, as requested.

        Radford participates in most Compensation Committee meetings and provides compensation advice to the Compensation Committee.

Elements of Compensation

        Compensation for the named executive officers is generally comprised of the following elements, each of which is discussed in more detail below:

Element	Description	Primary Objectives
Base salary	Fixed cash payment reflecting the executive's responsibilities, performance and expertise	Provide basic level of compensation Recruit and retain executives
Annual Cash Bonus Awards	Annual cash bonus awards are paid if the executive achieves certain company and individual performance goals	Encourage and reward individual and overall company performance relative to our current plans and objectives
Long-term equity incentives
Performance share units (PSUs), under which executives can earn a number of shares based upon our achievement of performance objectives over a multi-year performance period.

	Restricted stock units (RSUs), which vest over four years	Align the interests of executives with stockholders Promote achievement of longer-term financial and strategic objectives Stock price appreciation enhances retention
Retirement, severance and other benefits	Deferred compensation, retirement and severance plans, health and welfare programs and perquisites and other personal benefits	Retention Competitiveness Security

Compensation Peer Group

        We benchmark our executive compensation programs against a specific group of peer companies (using compensation information reported in their proxy statements) supplemented by published compensation surveys and various other sources such as executive search firms and published industry data. Our use of these sources is incorporated into the subjective determination regarding the total compensation packages for our executive officers and principally serves to ensure that determinations made regarding these compensation packages are consistent with general compensation trends and compensation arrangements for executives at similarly situated companies. We also compare our executive compensation programs to policies and practices of other companies. We refer to these other companies as our "peer group" for executive compensation purposes. The companies included in our peer group were selected based on comparability to Hardinge with respect to market capitalization, sales, manufactured products and international presence. The peer group being used by the Compensation Committee as of February 2014 consists of the following companies: Altra Holdings, Inc., Cohu, Inc., Columbus McKinnon Corp., Electro Scientific Industries Inc., Flow International Corporation, Global Power Equipment Group Inc., Hurco Companies Inc., Kadant Inc., Nanometrics Inc., Newport Corporation, NN, Inc., Sifco Industries Inc., Transcat Inc., Twin Disc Inc. and Zygo Corporation. In February 2014, Amtech Systems, Inc. was removed from the peer group used by the Compensation Committee.

        Finally, we evaluate the relativity of compensation among our executive officers with a view to ensure that differences properly reflect differences in title, job responsibilities, performance and seniority.

Role of Executive Officers in Determining Compensation

        The Compensation Committee, which consists exclusively of independent directors, evaluates compensation matters involving our executive officers. Under the Company's 2011 Incentive Stock Plan, the Compensation Committee recommends long term incentive stock awards, which will be subject to ratification by the Board of Directors. With respect to all other executive compensation, the Compensation Committee recommends action, as appropriate, to the independent directors. The Chief Executive Officer plays an active role in preparing information for the Compensation Committee's review and in preparing recommendations for the consideration of the Compensation Committee and the independent directors.

        For the Chief Executive Officer and other executive officers, the Committee evaluates, establishes, and recommends to the independent directors the base salary and targets and awards under the Cash Incentive Plan. The Chief Executive Officer contributes to the establishment of both short term and other performance goals and objectives; however, the Compensation Committee independently assesses, and adjusts as appropriate, all performance goals and objectives before referring them to the independent directors for approval.

        The Chief Executive Officer is not present during the Compensation Committee's deliberations of its recommendations to the independent directors with respect to the Chief Executive Officer's compensation. Likewise, the independent directors' determination of the Chief Executive Officer's compensation occurs outside the presence of the Chief Executive Officer.

Compensation Program Components

        The significant components of our compensation program for executive officers include base salary, short term incentive bonus, long term incentive stock awards, supplemental executive retirement benefits and other benefits.

Base Salary

        Base salary is a fixed, cash component of compensation, which is reviewed and adjusted annually. The goal of this component is to provide Company executives with a stable, market-competitive base of income that is commensurate with an executive's skills, experience and contributions to the Company.

Short Term Incentive Bonus

        Short term incentive bonus is an annual cash bonus under the Company's Cash Incentive Plan that is fully at risk for the executives.

Long Term Incentive Stock Awards

        Long term incentive stock awards, issued under the Company's 2011 Incentive Stock Plan, can have up to three elements: restricted shares, performance shares and stock options. Restricted shares and stock options are primarily intended to retain executives by providing a compelling incentive for the participating executives to remain with the Company. Restricted shares and stock options also allow the Company to tie a portion of an executive's total compensation directly to increase in shareholder value.

        Performance shares are intended to motivate executives to set and achieve long range strategic plans that improve the structural performance of the business and increase its intrinsic value over a multi-year period. Performance shares vest only if the executive remains with the Company through the performance period and achieves the performance criteria specified by the Committee at the time of grant. Restricted shares vest over time periods that are generally longer than the vesting periods for performance shares.

        In any given year, the Compensation Committee may elect to grant restricted shares, performance shares, stock options, a combination thereof, or the Committee may elect not to make any long-term incentive stock awards, depending on the Committee's assessment of Company performance, business conditions, strategic goals and plans, executive retention risk, and aggregate holdings by executive participants in the plan.

Supplemental Executive Retirement Benefits

        Supplemental executive retirement benefits have two purposes: to offset statutory limits imposed on an executive as a participant in the Company's defined contribution retirement plan, and to provide an additional incentive for retention in cases of executives with long standing company service. As of December 31, 2013, Mr. Simons was the only named executive officer participating in a supplemental executive retirement benefits plan. Mr. Simons participates in a defined contribution supplemental executive retirement benefit plan. Under the terms of that plan, elective deferrals of compensation by Mr. Simons are fully vested upon contribution of such funds. Contributions to the plan that are made by the Company for the benefit of Mr. Simons become fully vested on January 1st of the fifth calendar year following the year in which the contribution is made, if made with respect to regular compensation, or January 1st of the fourth calendar year following the year in which the contribution is made, if made with respect to a bonus. The plan is an unfunded, nonqualified deferred compensation plan. Although plan contributions are invested in accordance with elections made by Mr. Simons, all contributions and investment earnings remain the property of the Company.

        In December 2013, the Company contributed $33,056 on behalf of Mr. Simons in connection with his active participation in a Company defined contribution supplemental executive retirement benefit plan. In February 2014, the Company made a contribution of $48,745 to the Company defined contribution supplemental executive retirement benefit plan on behalf of Mr. Simons in accordance with the provisions of the plan.

Other Benefits

        Miscellaneous other benefits include company car allowances, local club memberships, and compensation for relocation expenses. The primary purposes of these benefits are to recruit qualified candidates to the generally rural locations of the Company's facilities, enhance the attractiveness of these locations, and to provide convenient forums in which Company executives can meet and build good relations with customers and visitors.

Pay mix

        The result is an overall compensation structure that results in a compensation program that is weighted towards company performance, without creating undue weight on any one pay element. For 2013, the pay mix of our executives was:

Compensation Structure for Executive Officers

Consideration of Prior Advisory Vote on Executive Compensation

        Periodically, we include in our proxy statement a non-binding advisory shareholder vote to approve the executive compensation policies and practices as described in the Company's Compensation Discussion and Analysis, accompanying tables and related narrative set forth in the proxy statement.

        Last year, at our 2013 Annual Meeting of Shareholders, our shareholders voted their approval of the compensation of our executive compensation policies and practices, with approximately 98% of the votes cast. The Compensation Committee has considered the results of this advisory vote in determining the Company's executive compensation policies and practices for 2014, and has determined that these policies and practices are and have been appropriate and in the best interests of the Company and its shareholders at this time.

2013 Compensation of Executive Officers

Base Salary

        On February 12, 2013, the Board, given the global economic uncertainty at the time, decided to refrain from increasing the base salaries of Messrs. Simons, Malone, Langa, Gaio and Tifft. Data supplied to the Board by Radford on competitive market salaries was considered in connection with such determination. Except as noted below, in connection with Mr. Malone's appointment as Vice

President and Chief Financial Officer, none of the base salary amounts for the named executive officers were increased in 2013.

Executive Officer	Date of Last Base Salary Increase	Base Salary as of January 1, 2013	Position to Market as of January 1, 2013
Richard L. Simons	February 1, 2012	$416,250	Between 25th percentile and median
Douglas J. Malone	February 1, 2012	$175,000	Between 25th percentile and median
James P. Langa	February 1, 2012	$260,000	Between median and 75th percentile
Edward J. Gaio	February 1, 2011	$235,000	Between 25th percentile and median
Douglas C. Tifft	February 1, 2012	$195,200	Between 25th percentile and median

        On December 10, 2013, the Board appointed Mr. Gaio to serve as Vice President—Business Development and appointed Mr. Malone to serve as Vice President and Chief Financial Officer of the Company. On December 17, 2013, the Company and Douglas J. Malone entered into an Amended and Restated Employment Agreement (the "Malone Employment Agreement"). Among the changes set forth in the Malone Employment Agreement is the increase in Mr. Malone's annual base salary rate from $175,000 to $210,000, effective January 1, 2014.

Short Term Incentive Bonus

        On February 12, 2013, the independent members of the Board, accepting the recommendations of the Compensation Committee, adopted terms for 2013 incentive compensation (the "2013 Program") for the Company's executive officers under the Cash Incentive Plan. The 2013 Program provides incentive bonuses payable in cash to the Company's executive officers based on the Company's performance against specified financial performance goals and other objectives recommended by the Compensation Committee and set by the independent members of the Board each year. The Compensation Committee approves payments, if any, after the end of the year.

        As provided in the 2013 Program, target awards for each executive officer are expressed as a percentage of the executive officer's annual base salary. The 2013 target awards were as follows: Mr. Simons, 70%; Mr. Malone 30%; Mr. Langa, 50%; Mr. Gaio, 50%; and Mr. Tifft, 40%.

        As set by the Compensation Committee and adopted by the independent members of the Board, 2013 performance goals under the 2013 Program included a threshold, target and maximum for the Company's (a) earnings before interest, taxes, depreciation and amortization (EBITDA) (the "EBITDA Goal") and (b) managed working capital (expressed as a percentage of annualized sales) (the "Managed Working Capital Goal"). Each executive officer is eligible to earn the percentages of the target award referenced in the table below based on the performance (i.e., if the threshold level is achieved, if the target level is achieved or if the maximum level is achieved) with respect to the EBITDA Goal and Managed Working Capital Goal:

	% of Target Award Paid
Performance Result	EBITDA Goal	Managed Working Capital Goal	Combined Payout
Threshold	12.50%	6.25%	18.75%
Target	50.00%	25.00%	75.00%
Maximum	100.00%	50.00%	150.00%

        In conjunction with setting the targets for the 2013 Program, the Compensation Committee increased the threshold level of performance for the EBITDA portion of the 2013 Program from 70% of target performance to 90% of target performance.

        In addition, the Committee retains full discretion to award or withhold incentive compensation in an amount up to 25% of an executive officer's target award, regardless of the Company's performance against the performance goals, and full discretion to reduce, but not increase, any award otherwise determined by the Company's performance against the performance goals.

        With respect to the awards made to the executive officers pursuant to the 2013 Program, the incentive targets as a percentage of salary remained constant in comparison to the 2012 Program. Similarly, in comparison to the 2012 Program, the percentage weighting of the EBITDA Goal remained constant at 50% of an executive's total incentive opportunity and the weighting of Managed Working Capital Goal also remained constant at 25% of the executive's total incentive opportunity.

        The 2013 EBITDA and Managed Working Capital goals were set at a $22.5 million and 40.2%, respectively. This represented an 18% decrease in EBITDA and a 0.5 point improvement in Managed Working Capital improvement over 2012.

        As the Company entered into 2013, worldwide business conditions were soft and did not improve as the year progressed. Despite these economic conditions, the Company was able to exceed the 2013 EBITDA goal by 5.7%. In determining whether the Company achieved the EBITDA goal, amounts relating to the acquisition of the Forkardt business in May 2013, its results for the period it was owned by the Company and the gain on the sale of part of that business were excluded from the determination, as these items were not taken into consideration while establishing the goals for 2013. Additionally, the impairment charge related to the goodwill and trade name of Usach was excluded from the calculation as it was deemed a non-cash, non-operational charge. In light of the Company's performance relative to the EBITDA goal, the EBITDA based awards were prorated between the target and maximum goal percentages.

        The Managed Working Capital Goal for the 2013 Program was 40.2% of annualized sales, and actual Company performance was 43.0% of annualized sales. Amounts related to the Forkardt business, acquired in May 2013, were excluded from the determination as they were not taken into consideration while establishing the goals for 2013. Since the threshold performance level was 42.2%, no awards were made for managed working capital results.

        The Compensation Committee exercised their discretion with regard to the remaining incentive compensation component (up to 25% of the target award) and with respect to such component (as a percentage of target award) granted the following percentages to each of the executive officers: 22.3% for Mr. Simons, 25% for Mr. Malone, 21.9% for Mr. Langa, 22.2% for Mr. Gaio and 20.1% for Mr. Tifft, based on assessment of the Compensation Committee with respect to each executive officer's performance in 2013.

        On February 11, 2014, the independent members of the Company's Board of Directors, accepting the recommendations of the Compensation Committee, approved the payments to Messrs. Simons, Malone, Langa, Gaio and Tifft under the 2013 Program. Set forth below are the incentive payments that were made to each of the executives pursuant to the 2013 Program on February 27, 2014.

Executive Officer	EBITDA Payment	Working Capital Payment	Discretionary Payment	Total	Target Award	Actual as a Percentage of Target Award
Richard L. Simons	$172,781	—	$65,000	$237,781	$291,375	82%
Douglas J. Malone	$31,132	—	$13,200	$44,332	$52,500	84%
James P. Langa	$77,088	—	$28,500	$105,588	$130,000	81%
Edward J. Gaio	$69,676	—	$26,100	$95,776	$117,500	82%
Douglas C. Tifft	$46,300	—	$15,700	$62,000	$78,080	79%

Long Term Incentive Stock Awards

        The Company did not make any long term incentive stock awards in 2013. Consistent with the long-term award strategy that the Company adopted in 2011, no award will be made until the Company has achieved at least 50% of the earnings target established for the grants of the Performance Share Incentives approved in December 2012.

2014 Compensation of Executive Officers

Base Salary

        In connection with Mr. Malone's appointment as Vice President and Chief Financial Officer, Mr. Malone's annual base salary rate was increased in December 2013 from $175,000 to $210,000, effective January 1, 2014.

        On February 11, 2014, the Board decided to increase the salaries of Messrs. Simons, Langa and Tifft. Data supplied to the Board by Radford on competitive market salaries was considered in connection with such determination.

Executive Officer	Date of Base Salary Increase	Base Salary as of February 1, 2014	Position to Market as of February 1, 2014
Richard L. Simons	February 11, 2014*	$450,000	Between 25th percentile and median
Douglas J. Malone	December 17, 2013**	$210,000	Below the 25th percentile
James P. Langa	February 11, 2014*	$280,000	Between median and 75th percentile
Edward J. Gaio	—	$235,000	Between 25th percentile and median
Douglas C. Tifft	February 11, 2014*	$199,000	Below the 25th percentile

*
Effective as of February 1, 2014

**
Effective as of January 1, 2014

Short Term Incentive Bonus

        On February 11, 2014, the independent members of the Board, accepting the recommendations of the Compensation Committee, adopted terms for 2014 incentive compensation (the "2014 Program") for the Company's executive officers under the Cash Incentive Plan. The 2014 Program provides incentive bonuses payable in cash to the Company's executive officers based on the Company's performance against specified financial performance goals and other objectives recommended by the Compensation Committee and set by the independent members of the Board each year. The Compensation Committee approves payments, if any, after the end of the year.

        As provided in the 2014 Program, target awards for each executive officer are expressed as a percentage of the executive officer's annual base salary. The 2014 target awards were as follows: Mr. Simons, 70%; Mr. Malone, 50%; Mr. Langa, 50%; Mr. Gaio, 40% and Mr. Tifft, 40%.

        As set by the Compensation Committee and adopted by the independent members of the Board, 2014 performance goals under the 2014 Program included a threshold, target and maximum for the Company's (a) earnings before interest, taxes, depreciation and amortization (EBITDA) (the "EBITDA Goal") and (b) managed working capital (expressed as a percentage of annualized sales) (the "Managed Working Capital Goal"). Each executive officer is eligible to earn the percentages of the target award referenced in the table below based on the performance (i.e., if the threshold level is achieved, if the target level is achieved or if the maximum level is achieved) with respect to the EBITDA Goal and Managed Working Capital Goal:

	% of Target Award Paid
Performance Result	EBITDA Goal	Managed Working Capital Goal	Combined Payout
Threshold	12.50%	6.25%	18.75%
Target	50.00%	25.00%	75.00%
Maximum	100.00%	50.00%	150.00%

        In conjunction with setting the targets for the 2014 Program, the Compensation Committee decreased the threshold level of performance with respect to the EBITDA Goal from 90% of target performance to 70% of target performance. This change restored the threshold to the level maintained prior to the 2013 Program. The 2013 Program included a more stringent threshold of 90% of target performance as sales levels in 2013 and associated EBITDA were planned at levels below the levels in 2012.

        In addition, the Committee retains full discretion to award or withhold incentive compensation in an amount up to 25% of an executive officer's target award, regardless of the Company's performance against the performance goals, and full discretion to reduce, but not increase, any award otherwise determined by the Company's performance against the performance goals.

        With respect to the awards made to the executive officers pursuant to the 2014 Program, the incentive targets as a percentage of salary remained constant in comparison to the 2013 Program. Similarly, in comparison to the 2013 Program, the percentage weighting of the EBITDA Goal in the 2014 Program remained constant at 50% of an executive's total incentive opportunity and the weighting of Managed Working Capital Goal also remained constant at 25% of the executive's total incentive opportunity.

Long Term Incentive Stock Awards

        The Company has not made any long term incentive stock awards thus far in 2014. Consistent with the long-term award strategy that the Company adopted in 2011, no award will be made until the Company has achieved at least 50% of the earnings target established for the grants of the Performance Share Incentives approved in December 2012.

Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)(1)		Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Change in Pension Value ($) (h)		All Other Compensation ($) (i)		Total ($) (j)
Richard L. Simons,	2013	416,250	—	—		—	237,781	38,611	(2)	27,935	(3)	720,577
Chairman of the Board,	2012	412,813	—	391,600	(4)	—	139,666	181,234	(5)	26,003		1,151,316
President and Chief Executive	2011	370,833	—	546,796	(6)	—	454,272	75,752	(7)	26,893		1,474,546
Officer
Douglas J. Malone,	2013	175,000	—	—		—	44,332	—		19,738	(8)	239,070
Vice President and Chief
Financial Officer
James P. Langa,	2013	260,000	—	—		—	105,588	—		30,781	(9)	396,369
Senior Vice President—	2012	258,075	—	195,800	(10)	—	62,367	—		30,846		547,088
Machine Solutions	2011	226,600	—	144,556	(10)	—	198,275	—		31,929		601,360
Edward J. Gaio,	2013	235,000	—	—		—	95,776	—		71,795	(12)	402,571
Vice President—Business	2012	235,000	—	97,900	(13)	—	56,791	—		26,940		416,631
Development	2011	233,750	—	144,556	(11)	—	189,922	—		22,145		590,373
Douglas C. Tifft,	2013	195,200	—	—		—	62,000	—	(14)	33,005	(15)	290,205
Senior Vice President—	2012	194,726	—	88,110	(16)	—	37,646	75,696	(17)	33,722		429,900
Administration/ Assistant	2011	187,680	—	131,986	(18)	—	131,376	69,891	(17)	31,633		552,566
Secretary

(1)
The amounts shown represent the aggregate grant date fair value of the restricted stock awarded to the executive officers computed in accordance with FASB ASC Topic 718. See the notes to the Company's financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2013 for a discussion of the assumptions used to value stock awards.

(2)
Amount includes a decrease of $23,077 attributable to a reduction in the present value of the accumulated benefit under the Hardinge Inc. Pension Plan as a result of an increase in the plan's discount rate and $61,688 contributed by the Company on behalf of Mr. Simons with respect to the nonqualified defined contribution supplemental executive retirement plan in which Mr. Simons is a participant. In February 2014, the Company contributed $48,745 on behalf of Mr. Simons with respect to the nonqualified defined contribution supplemental executive retirement plan in which Mr. Simons is a participant. This amount will be reported in the Summary Compensation Table for the Company's proxy statement issued for the 2015 Annual Meeting of Shareholders.

(3)
Amount includes an automobile allowance, club dues, life insurance, costs of a medical examination, contributions made by the Company to Mr. Simons' 401(k) retirement account.

(4)
Amount consists of (i) an award of restricted common stock as a long term incentive award under the Company's 2011 Incentive Stock Plan valued at $195,800 and (ii) an award of performance shares valued at $195,800, subject to the Company's performance against a cumulative earnings per share objective during the period commencing January 1, 2013 and ending on December 31, 2017. With respect to the performance share award, the value of the award reflected in the table assumes achievement of the cumulative earnings per share objective.

(5)
Amount includes an increase of $54,731 attributable to the increase in the present value of the accumulated benefit under the Hardinge Inc. Pension Plan and $126,503 contributed by the Company on behalf of Mr. Simons with respect to the nonqualified defined contribution supplemental executive retirement plan in which Mr. Simons is a participant.

(6)
Amount consists of (i) an award of restricted common stock as a long term incentive award under the Company's 2011 Incentive Stock Plan valued at $273,398 and (ii) an award of performance shares valued at $273,398, subject to the Company's performance against a cumulative earnings per share objective during the period commencing April 1, 2011 and ending on March 31, 2016. With respect to the performance share award, the value of the award reflected in the table assumes achievement of the cumulative earnings per share objective.

(7)
Amount includes an increase of $49,956 attributable to the increase in the present value of the accumulated benefit under the Hardinge Inc. Pension Plan and $25,796 contributed by the Company on behalf of Mr. Simons with respect to the nonqualified defined contribution supplemental executive retirement plan in which Mr. Simons is a participant.

(8)
Amount includes an automobile allowance, life insurance, costs of a medical examination and contributions made by the Company to Mr. Malone's 401(k) retirement account.

(9)
Amount includes an automobile allowance, life insurance, costs of a medical examination, contributions made by the Company to Mr. Langa's 401(k) retirement account and dividends paid on restricted stock.

(10)
Amount consists of (i) an award of restricted common stock as a long term incentive award under the Company's 2011 Incentive Stock Plan valued at $97,900 and (ii) an award of performance shares valued at $97,900, subject to the Company's performance against a cumulative earnings per share objective during the period commencing January 1, 2013 and ending on December 31, 2017. With respect to the performance share award, the value of the award reflected in the table assumes achievement of the cumulative earnings per share objective.

(11)
Amount consists of (i) an award of restricted common stock as a long term incentive award under the Company's 2011 Incentive Stock Plan valued at $72,278 and (ii) an award of performance shares valued at $72,278, subject to the Company's performance against a cumulative earnings per share objective during the period commencing April 1, 2011 and ending on March 31, 2016. With respect to the performance share award, the value of the award reflected in the table assumes achievement of the cumulative earnings per share objective.

(12)
Amount includes compensation for relocation expenses paid to Mr. Gaio in 2013 in the amount of $42,435. The balance consists of an automobile allowance, life insurance, costs of a medical examination and contributions made by the Company to Mr. Gaio's 401(k) retirement account.

(13)
Amount consists of (i) an award of restricted common stock as a long term incentive award under the Company's 2011 Incentive Stock Plan valued at $48,950 and (ii) an award of performance shares valued at $48,950, subject to the Company's performance against a cumulative earnings per share objective during the period commencing January 1, 2013 and ending on December 31, 2017. With respect to the performance share award, the value of the award reflected in the table assumes achievement of the cumulative earnings per share objective.

(14)
There was a decrease of $28,747 attributable to a reduction in the present value of the accumulated benefit under the Hardinge Inc. Pension Plan as a result of an increase in the plan's discount rate. As directed in Instruction 3 of Item 402(c)(2)(viii) of Regulation S-K, such amount is reflected by footnote but is not reflected in column (h) of the Summary Compensation Table.

(15)
Amount includes an automobile allowance, club dues, life insurance, costs of a medical examination and contributions made by the Company to Mr. Tifft's 401(k) retirement account.

(16)
Amount consists of (i) an award of restricted common stock as a long term incentive award under the Company's 2011 Incentive Stock Plan valued at $44,055 and (ii) an award of performance shares valued at $44,055, subject to the Company's performance against a cumulative earnings per share objective during the period commencing January 1, 2013 and ending on December 31, 2017. With respect to the performance share award, the value of the award reflected in the table assumes achievement of the cumulative earnings per share objective.

(17)
Reflects increase in the present value of the accumulated benefit under the Hardinge Inc. Pension Plan.

(18)
Amount consists of (i) an award of restricted common stock as a long term incentive award under the Company's 2011 Incentive Stock Plan valued at $65,993 and (ii) an award of performance shares valued at $65,993, subject to the Company's performance against a cumulative earnings per share objective during the period commencing April 1, 2011 and ending on March 31, 2016. With respect to the performance share award, the value of the award reflected in the table assumes achievement of the cumulative earnings per share objective.

 Grants of Plan-Based Awards(1)

									All Other Option Awards: Number of Securities Under- lying Options (#) (j)
								All Other Stock Awards: Number of Shares of Stock or Units (#) (i)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards					Exercise or Base Price of Option Awards ($/sh) (k)	Grant Date Fair Value of Stock Accrued ($) (l)
Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold ($) (f)	Target ($) (g)	Maximum ($) (h)
Richard L. Simons	2/12/13	54,633	218,531	437,063
Douglas J. Malone	2/12/13	9,844	39,375	78,750
James P. Langa	2/12/13	24,375	97,500	195,000
Edward J. Gaio	2/12/13	22,031	88,125	176,250
Douglas C. Tifft	2/12/13	14,650	58,560	117,120

(1)
All-non-equity-based awards were made under the Company's 2013 Cash Incentive Program.

(2)
Amounts reflected in the table do not include the discretionary amount that the Compensation Committee was permitted to grant to the award recipients. According to the terms of the Company's 2013 Cash Incentive Program, the Compensation Committee, in its full discretion, was permitted to award or withhold incentive compensation in amount up to 25% of the executive officer's target award, regardless of the Company's performance against the performance goals and full discretion to reduce, but not increase, any award otherwise determined by the Company's performance against the performance goals.

        On February 12, 2013, the Compensation Committee recommended to the independent members of the Board of Directors terms and conditions for 2013 bonuses (payable in 2014) under the Company's 2013 Cash Incentive Program (the "2013 Program"). The independent directors adopted the Compensation Committee's recommendations. Participants in the 2013 Program included Messrs. Simons, Malone, Langa, Gaio and Tifft. The 2013 target awards (expressed as a percentage of the executive officer's annual base salary) for Messrs. Simons, Malone, Langa, Gaio and Tifft were 70%, 30%, 50%, 50% and 40% respectively. Each participant was eligible to earn a bonus payable in cash based on the Company's performance against a threshold, target and maximum for (a) the Company's earnings before interest, taxes, depreciation and amortization for 2013 ("EBITDA") and (b) the Company's managed working capital (expressed as a percentage of annualized sales). Each executive officer was eligible to earn for the EBITDA performance goal (i) 12.50% of his target award if the threshold for such performance goal was attained, (ii) 50.00% of his target award if the target for such performance goal was attained and (iii) 100% of his target award if the maximum for such performance goal was attained. With respect to the managed working capital performance goal, each executive officer was eligible to earn (i) 6.25% of his target award if the threshold for such performance goal was attained, (ii) 25% of his target award if the target for such performance goal was attained, and (iii) 50% of his target award if the maximum for such performance goal was attained. Accordingly, the maximum award under the 2013 Program for each executive officer, if the maximum for both EBITDA performance goal and managed working capital performance goal was attained by the Company, was 150% of such executive's target award.

        Additionally, the Compensation Committee retained the full discretion to award or withhold incentive compensation in an amount up to 25% of an executive officer's target award, regardless of the Company's performance against the performance goals, and full discretion to reduce, but not increase, any award otherwise determined by the Company's performance against the performance goals.

        On February 11, 2014, the independent members of the Company's Board of Directors, accepting the recommendations of the Compensation Committee, approved the payments to Messrs. Simons, Malone, Langa, Gaio and Tifft under the 2013 Program. Accordingly, each of the executive officers were entitled to receive payments of the following amounts pursuant to the 2013 Plan: Mr. Simons, $237,781; Mr. Malone, $44,332; Mr. Langa, $105,588; Mr. Gaio, $95,776; and Mr. Tifft, $62,000.

Outstanding Equity Awards At Fiscal Year-End

	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options Exercisable (#) (b)	Number of Securities Underlying Unexercised Options Unexercisable (#) (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(1) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
Richard L. Simons	33,000	—	—	3.84	12/7/2018	41,750	(2)	604,123	41,750	604,123
Douglas J. Malone	—	—	—	—	—	6,000	(3)	86,820	6,000	86,820
James P. Langa	—	—	—	—	—	15,750	(4)	227,903	15,750	227,903
Edward J. Gaio	—	—	—	—	—	10,750	(5)	155,553	10,750	155,553
Douglas C. Tifft	—	—	—	—	—	9,750	(6)	141,083	9,750	141,083

(1)
Reflects awards of performance share incentives (i) issued in May 2011 and the vesting of such awards are conditioned upon the Company's performance relative to a cumulative EPS target for the period commencing on April 1, 2011 and ending on March 31, 2016 and (ii) issued in December 2012 and the vesting of such awards are conditioned upon the Company's performance relative to a cumulative EPS target for the period commencing on January 1, 2013 and ending on December 31, 2017.

(2)
Reflects awards of common stock to Mr. Simons that vest as follows: 21,750 restricted shares on May 3, 2015 and 20,000 restricted shares on December 10, 2016.

(3)
Reflects awards of common stock to Mr. Malone that vest as follows: 2,500 restricted shares on May 3, 2015 and 3,500 restricted shares on December 10, 2016.

(4)
Reflects awards of common stock to Mr. Langa that vest as follows: 5,750 restricted shares on May 3, 2015 and 10,000 restricted shares on December 10, 2016.

(5)
Reflects awards of common stock to Mr. Gaio that vest as follows: 5,750 restricted shares on May 3, 2015 and 5,000 restricted shares on December 10, 2016.

(6)
Reflects awards of common stock to Mr. Tifft that vest as follows: 5,250 restricted shares on May 3, 2015 and 4,500 restricted shares on December 10, 2016.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
Richard L. Simons	—	—	16,100	173,719
Douglas J. Malone	—	—	2,000	21,580
James P. Langa	—	—	11,740	141,305
Edward J. Gaio	4,334	45,485	10,800	120,732
Douglas C. Tifft	—	—	12,400	144,296

 Pension Benefits

Name (a)	Pension Plan (b)	Number of Years Credited Service (#) (c)	Present Value of Accumulated Benefit ($) (d)	Payments During Last Fiscal Year ($) (e)
Richard L. Simons	Hardinge Inc. Pension Plan	21.58	336,795	—
Douglas J. Malone	—	—	—	—
James P. Langa	—	—	—	—
Edward J. Gaio	—	—	—	—
Douglas C. Tifft	Hardinge Inc. Pension Plan	31.08	493,138	—

        The Pension Benefits table provides information regarding the number of years of credited service, the present value of accumulated benefits, and payments made during the last fiscal year with respect to the Hardinge Inc. Pension Plan (the "Pension Plan").

        The Pension Plan is a broad based, tax-qualified defined benefit pension plan, which provides a benefit upon retirement to eligible employees of the Company. All United States employees except employees hired or rehired after February 29, 2004 were eligible to participate, however benefit accruals were discontinued effective June 15, 2009. Messrs. Simons and Tifft are participants in the Pension Plan. Messrs. Malone, Langa and Gaio are not. Benefits are based upon years of service with the Company, basic rate of pay on December 1, 1993 and compensation paid after November 30, 1993 through June 15, 2009. The service amounts shown in the table above represent actual years of credited service with the Company. Among the named executive officers, no grants of additional years of credited service were made under the Pension Plan subsequent to June 15, 2009 as grants of additional benefits under the Pension Plan were discontinued. Mr. Simons is a participant with vested service through the date of termination of his prior employment with the Company in June 2005. Since his return to the Company in March 2008, Mr. Simons has not accrued, and will not accrue, additional years of credited service under the Pension Plan

        The Pension Plan offers several forms of benefit payments, including a life annuity option, 50%, 75% and 100% joint and survivor options, and 10-year and 5-year certain and life annuity options. Each option available under the Pension Plan is actuarially equivalent except that the 50%, 75% and 100% joint and survivor options are subsidized if the contingent beneficiary is the participant's spouse.

        The pension benefit is a monthly payment equal to one-twelfth (1/12th) of the sum of two products: The first product is 1 1/4% multiplied times the participant's basic rate of pay on December 1, 1993 multiplied times his number of years of credited service (plus any fraction of a year) through November 30, 1993. The second product is 1 1/2% multiplied times the participant's compensation paid after November 30, 1993; however, compensation earned after June 15, 2009 is not taken into account in determining the pension benefit. Basic rate of pay on December 1, 1993 excludes bonuses. Compensation paid after November 30, 1993 includes salary but excludes bonuses other than retention bonuses.

        The pension benefit described above is payable in the form of a life annuity beginning on the participant's normal retirement date which is the first day of the month on or after his 65th birthday. The amount of monthly payment will be adjusted if the benefit is paid in a form other than a life annuity or if payments begin before the normal retirement date. Several forms of early retirement pension benefits are available under the Pension Plan.

        Participants became fully vested in their Pension Plan benefit after completing five years of service. A preretirement survivor annuity equal to the 50% survivor annuity payable under the 50% joint and survivor option will be payable to a surviving spouse if the participant dies before the commencement of benefit payments but after completing at least five years of service.

        Under the Hardinge Inc. Retirement Plan (the "Retirement Plan"), a tax-qualified defined contribution profit sharing plan, eligible employees including Messrs. Simons, Malone, Langa, Gaio and Tifft are eligible to receive 4% employer non-elective contributions and 1% employer match contributions.

        In addition, the Company amended the Retirement Plan to require the Company to make special non-elective contributions under the plan on behalf of each employee affected by the discontinuance of benefit accruals under the Pension Plan who attains his 50th birthday on or before the first day of the year. The contribution for any year is equal to a percentage of the employee's pensionable compensation paid in that year: 3% if the employee's age is between 50 and 54, 5.5% if the employee's age is between 55 and 59, and 8% if the employee's age is 60 or greater. The first such contributions were made with respect to compensation paid in 2011. Mr. Tifft is the only executive officer eligible for this special contribution. He was eligible for a special contribution equal to 5.5% of his pensionable compensation paid in 2013.

Nonqualified Deferred Compensation(1)

Name (a)	Executive contributions in last Fiscal Year ($) (b)	Registrant contributions in last Fiscal Year ($) (c)		Aggregate earnings in last Fiscal Year ($) (d)	Aggregate withdrawals/ distributions ($) (e)	Aggregate balance at last Fiscal Year End ($) (f)
Richard L. Simons	—	61,688	(2)	50,489	—	395,177	(3)

(1)
Reflects Mr. Simons' participation in the Hardinge Inc. Non-Qualified Deferred Compensation Plan.

(2)
Amount is reflected in column (h) of the Summary Compensation Table.

(3)
With the exception of the aggregate earnings on the aggregate contributions made to the plan ($64,177), all other amounts have been reflected in column (h) of the Summary Compensation Table for the applicable years in which the contribution was made. Under the terms of the Hardinge Inc. Non-Qualified Deferred Compensation Plan, all contributions and investment earnings remain the property of the Company until distribution to the plan participant.

        As of December 31, 2013, Mr. Simons is the only active executive officer participating in a supplemental executive retirement plan (SERP). Mr. Simons is currently participating in the Hardinge Inc. Non-Qualified Deferred Compensation Plan. (the "SERP Plan") Under the terms of the Non-Qualified Plan, elective deferrals of compensation by Mr. Simons are fully vested upon contribution of such funds. Contributions to the SERP Plan that are made by the Company for the benefit of Mr. Simons become fully vested on January 1st of the fifth calendar year following the year in which the contribution is made, if made with respect to regular compensation, or January 1st of the fourth calendar year following the year in which the contribution is made, if made with respect to a bonus. The SERP Plan is an unfunded, nonqualified deferred compensation plan. It is administered by the Compensation Committee of the Board. Participants in the SERP Plan may elect to defer receipt of up to 80% of such participant's regular compensation earned in a particular year and/or up to 100% of the bonus earned by the participant in a particular year. Generally, participants in the SERP Plan make deferral elections by submitting a deferral election form to the Compensation Committee on or before December 15th of the calendar year preceding the year in which the compensation is to be deferred. Although SERP Plan contributions are invested in accordance with elections made by the plan participant, all contributions and investment earnings remain the property of the Company until distribution. Except in the case of a death of the participant while employed by the Company, in the event that the participant has a "separation from service" before some or all of the contribution made to the SERP Plan by the Company on behalf of the participant has vested, then the nonvested portion is immediately forfeited. In the case of death of the participant while employed by the Company, the nonvested portion of the Company contributions made on behalf of the participant become immediately fully vested. Payouts under the SERP Plan are structured to comply with Section 409A of the Internal Revenue Code.

        In February 2014, the Company made a contribution of $48,745 to the SERP Plan on behalf of Mr. Simons under the terms of the SERP Plan. Additionally, in February 2014, Mr. Simons received an award of $237,781 pursuant to the Company's 2013 Cash Incentive Program. With respect to that award, Mr. Simons elected to defer $59,445 of such amount and contributed it to the SERP Plan for his benefit.

Potential Payments Upon Termination or Change in Control

        Effective March 7, 2011, the Company entered into new written employment contracts with Messrs. Simons, Malone, Langa, Gaio and Tifft. These written employment contracts were subsequently amended effective as of February 14, 2012. The Company subsequently entered into amended and restated employment agreements with Messrs. Malone and Gaio in connection with Mr. Malone's appointment as Vice President and Chief Financial Officer and Mr. Gaio's appointment as Vice President—Business Development. The current effective term of each employment agreement is one year, with automatic, successive one-year extensions unless either party provides the other with 60 days' prior notice of termination. In the case of a change of control (as such term is defined in the employment agreements), the term of each executive's employment agreement will be automatically extended for a period of two years following the date of the change of control. If, prior to a change of control, an executive's employment is terminated without cause or he resigns for good reason, he will be entitled to payments equal to his base salary for the greater of twelve (12) months or the remainder of the current term (eighteen (18) months in the case of Mr. Simons) and to continued employee benefits during such period to the extent the executive complies with certain customary post-employment obligations, including an obligation of confidentiality with respect to Company information; a prohibition against solicitation of employees, consultants and agents for a two year period following such termination and a prohibition against competing with the Company for a period of one year following such termination. If an executive's employment is terminated without cause or he resigns for good reason within twelve (12) months after a change of control, he will be entitled (i) to receive payments equal to one and one-half times (two times in the case of Mr. Simons) the sum of his base salary in effect immediately prior to his termination or resignation (or as in effect immediately prior to the change of control, if higher) and his average annual bonus for the three years preceding the change of control, and (ii) to participate, at the Company's expense, in the Company's welfare benefit plans for a period of eighteen (18) months (twenty-four (24) months in the case of Mr. Simons) following his resignation or termination. All payments for termination of employment based upon base salary will be paid ratably over the twelve (12) month, eighteen (18) month or twenty-four (24) month period, as applicable, except that a lump sum payment equal to the payments due for the first six (6) month period will be paid (and no other payments based upon base salary will be made for such period). Any payment based upon bonuses will be paid in a lump sum. Such cash payments are subject to reduction to the extent necessary to prevent any amounts or benefits due from being deemed "excess parachute payments" within the meaning of Section 280G of the Internal Revenue Code. In addition, under certain circumstances of termination, as more fully described in the tables below, some long term incentive awards become fully vested.

        The following tables summarize the value of the termination payments and benefits that our named executive officers would receive if they had terminated employment on December 31, 2013 under the circumstances shown. The tables exclude (i) amounts accrued through December 31, 2013 that would be paid in the normal course of continued employment, such as accrued but unpaid salary; (ii) benefits under the Pension Plan, which benefits are described under the caption "Pension Benefits", none of which are enhanced or accelerated by any termination event; and (iii) termination arrangements generally available to all of the Company's salaried employees.

Richard L. Simons

	Resignation Without Good Reason Prior to a Change of Control ($)	Death ($)	Disability ($)	Retirement ($)	Termination Without Cause or Resignation for Good Reason Prior to Change of Control ($)		Termination For Cause ($)	Termination Without Cause or Resignation for Good Reason Within Twelve Months After Change of Control(1) ($)
Cash Severance	—	—	—	—	624,375	(2)	—	1,386,979	(3)
Acceleration of Unvested Restricted Stock/Receipt of Earned Performance Shares(4)(5)	—	225,732	225,732	225,732	—		—	1,208,245
Health Coverage(6)	—	—	—	—	8,654		—	11,539
Funds in Supplemental Executive Retirement Plan(7)	—	395,177	—	—	—		—	—

(1)
Mr. Simons' employment agreement reflects that if a termination of his employment occurs after the initial twelve month period following a change in control, then Mr. Simons is not eligible for any of the benefits associated with a termination following a change of control and, for purposes of the employment agreement, the termination is treated as if no change of control has occurred.

(2)
Amount equal to six months base salary is paid in a lump sum. The remainder, if applicable, is paid in installments commencing on the first payroll date after the expiration of six months.

(3)
Amount equal to six months base salary and the portion of the payment based on bonus is paid in a lump sum. The remainder is paid in installments commencing on the first payroll date after the expiration of six months.

(4)
Reflects 41,750 unvested restricted shares and a closing market price of $14.47 for the Company's common stock and an award of performance share incentives issued in May 2011 and December 2012 with an aggregate target of 41,750 shares.

(5)
For awards under the 2011 Stock Incentive Plan, under the terms of the applicable award agreements, unless the Company's Compensation Committee exercises its discretion to allow vesting of an award of restricted stock, all of the restricted shares granted pursuant to an award will be forfeited in the event of a resignation for good reason prior to three years from the date of such award grant.

(6)
Under Mr. Simons' employment agreement, he is entitled to eighteen months of health insurance coverage upon termination without cause or resignation for good reason, or twenty-four months of health insurance coverage if a termination without cause or resignation occurs after a change in control.

(7)
Amounts contributed to the plan that are made by the Company for the benefit of Mr. Simons become fully vested on January 1st of the fifth calendar year following the year in which the contribution is made, if made with respect to regular compensation, or January 1st of the fourth calendar year following the year in which the contribution is made, if made with respect to a bonus. Funds that are contributed by Mr. Simons to the plan are fully vested as of the time of contribution. In the event of death, all amounts deferred in the plan shall become fully vested.

 Douglas J. Malone

	Resignation Without Good Reason Prior to a Change of Control ($)	Death ($)	Disability ($)	Retirement ($)	Termination Without Cause or Resignation for Good Reason Prior to Change of Control ($)		Termination For Cause ($)	Termination Without Cause or Resignation for Good Reason Within Twelve Months After Change of Control ($)(1)
Cash Severance	—	—	—	—	175,000	(2)	—	323,527	(3)
Acceleration of Unvested Restricted Stock/Receipt of Earned Performance Shares(4)(5)	—	29,422	29,422	29,422	—		—	173,640
Health Coverage(6)	—	—	—	—	15,130		—	22,695

(1)
Mr. Malone's employment agreement reflects that if a termination of his employment occurs after the initial twelve month period following a change in control, then Mr. Malone is not eligible for any of the benefits associated with a termination following a change of control and, for purposes of the employment agreement, the termination is treated as if no change of control has occurred.

(2)
Amount equal to six months base salary is paid in a lump sum. The remainder, if applicable, is paid in installments commencing on the first payroll date after the expiration of six months.

(3)
Amount equal to six months base salary and the portion of the payment based on bonus is paid in a lump sum. The remainder is paid in installments commencing on the first payroll date after the expiration of six months.

(4)
Reflects 6,000 unvested restricted shares and a closing market price of $14.47 for the Company's common stock and an award of performance share incentives issued in May 2011 and December 2012 with an aggregate target of 6,000 shares.

(5)
For awards under the 2011 Stock Incentive Plan, under the terms of the applicable award agreements, unless the Company's Compensation Committee exercises its discretion to allow vesting of an award of restricted stock, all of the restricted shares granted pursuant to an award will be forfeited in the event of a resignation for good reason prior to three years from the date of such award grant.

(6)
Under Mr. Malone's employment agreement, he is entitled to twelve months of health insurance coverage upon termination without cause or resignation for good reason, or eighteen months of health insurance coverage if a termination without cause or resignation occurs after a change in control.

 James P. Langa

	Resignation Without Good Reason Prior to a Change of Control ($)	Death ($)	Disability ($)	Retirement ($)	Termination Without Cause or Resignation for Good Reason Prior to Change of Control ($)		Termination For Cause ($)	Termination Without Cause or Resignation for Good Reason Within Twelve Months After Change of Control(1) ($)
Cash Severance	—	—	—	—	260,000	(2)	—	573,115	(3)
Acceleration of Unvested Restricted Stock/Receipt of Earned Performance Shares(4)(5)		73,315	73,315	73,315	—		—	455,805
Health Coverage(6)	—	—	—	—	5,769		—	8,654

(1)
Mr. Langa's employment agreement reflects that if a termination of his employment occurs after the initial twelve month period following a change in control, then Mr. Langa is not eligible for any of the benefits associated with a termination following a change of control and, for purposes of the employment agreement, the termination is treated as if no change of control has occurred.

(2)
Amount equal to six months base salary is paid in a lump sum. The remainder, if applicable, is paid in installments commencing on the first payroll date after the expiration of six months.

(3)
Amount equal to six months base salary and the portion of the payment based on bonus is paid in a lump sum. The remainder is paid in installments commencing on the first payroll date after the expiration of six months.

(4)
Reflects 15,750 unvested restricted shares and a closing market price of $14.47 for the Company's common stock and an award of performance share incentives issued in May 2011 and December 2012 with an aggregate target of 15,750 shares.

(5)
For awards under the 2011 Stock Incentive Plan, under the terms of the applicable award agreements, unless the Company's Compensation Committee exercises its discretion to allow vesting of an award of restricted stock, all of the restricted shares granted pursuant to an award will be forfeited in the event of a resignation for good reason prior to three years from the date of such award grant.

(6)
Under Mr. Langa's employment agreement, he is entitled to twelve months of health insurance coverage upon termination without cause or resignation for good reason, or eighteen months of health insurance coverage if a termination without cause or resignation occurs after a change in control.

Edward J. Gaio

	Resignation Without Good Reason Prior to a Change of Control ($)	Death ($)	Disability ($)	Retirement ($)	Termination Without Cause or Resignation for Good Reason Prior to Change of Control ($)		Termination For Cause ($)	Termination Without Cause or Resignation For Good Reason Within Twelve Months After Change of Control(1) ($)
Cash Severance	—	—	—	—	235,000	(2)	—	523,745	(3)
Acceleration of Unvested Restricted Stock/Receipt of Earned Performance Shares(4)(5)	—	58,845	58,845	58,845	—		—	311,105
Health Coverage(6)	—	—	—	—	15,130		—	22,695

(1)
Mr. Gaio's employment agreement reflects that if a termination of his employment occurs after the initial twelve month period following a change in control, then Mr. Gaio is not eligible for any of the benefits associated with a termination following a change of control and, for purposes of the employment agreement, the termination is treated as if no change of control has occurred.

(2)
Amount equal to six months base salary is paid in a lump sum. The remainder, if applicable, is paid in installments commencing on the first payroll date after the expiration of six months.

(3)
Amount equal to six months base salary and the portion of the payment based on bonus is paid in a lump sum. The remainder is paid in installments commencing on the first payroll date after the expiration of six months.

(4)
Reflects 10,750 unvested restricted shares and a closing market price of $14.47 for the Company's common stock and an award of performance share incentives issued in May 2011 and December 2012 with an aggregate target of 10,750 shares.

(5)
For awards under the 2011 Stock Incentive Plan, under the terms of the applicable award agreements, unless the Company's Compensation Committee exercises its discretion to allow vesting of an award of restricted stock, all of the restricted shares granted pursuant to an award will be forfeited in the event of a resignation for good reason prior to three years from the date of such award grant.

(6)
Under Mr. Gaio's employment agreement, he is entitled to twelve months of health insurance coverage upon termination without cause or resignation for good reason, or eighteen months of health insurance coverage if a termination without cause or resignation occurs after a change in control.

 Douglas C. Tifft

	Resignation Without Good Reason Prior to a Change of Control ($)	Death ($)	Disability ($)	Retirement ($)	Termination Without Cause or Resignation for Good Reason Prior to Change of Control ($)		Termination For Cause ($)	Termination Without Cause or Resignation for Good Reason Within Twelve Months After Change of Control(1) ($)
Cash Severance	—	—	—	—	195,200	(2)	—	408,311	(3)
Acceleration of Unvested Restricted Stock/Receipt of Earned Performance Shares(4)	—	53,539	53,539	53,539			—	282,165
Life Insurance(5)	—	311,386	139,226	139,226	—		—	—
Health Coverage(6)	—	—	—	—	15,130		—	22,695

(1)
Mr. Tifft's employment agreement reflects that if a termination of his employment occurs after the initial twelve month period following a change in control, then Mr. Tifft is not eligible for any of the benefits associated with a termination following a change of control and, for purposes of the employment agreement, the termination is treated as if no change of control has occurred.

(2)
Amount equal to six months base salary is paid in a lump sum. The remainder, if applicable, is paid in installments commencing on the first payroll date after the expiration of six months.

(3)
Amount equal to six months base salary and the portion of the payment based on bonus is paid in a lump sum. The remainder is paid in installments commencing on the first payroll date after the expiration of six months.

(4)
Reflects 9,750 unvested restricted shares and a closing market price of $14.47 for the Company's common stock and an award of performance share incentives issued in May 2011 and December 2012 with an aggregate target of 9,750 shares.

(5)
The Company is the owner and beneficiary of two life insurance policies insuring the life of Mr. Tifft. Pursuant to an agreement between Mr. Tifft and the Company, upon Mr. Tifft's death, all proceeds are payable to Mr. Tifft's beneficiaries. Upon Mr. Tifft's retirement or disability, he is entitled to the policies or the cash value of the policies.

(6)
Under Mr. Tifft's employment agreement, he is entitled to twelve months of health insurance coverage upon termination without cause or resignation for good reason, or eighteen months of health insurance coverage if a termination without cause or resignation occurs after a change in control.

 Compensation Committee Interlocks and Insider Participation

        No member of the Compensation Committee is or has been an officer or employee of the Company or any of its subsidiaries. In addition, no member of the Compensation Committee had any relationships with the Company or any other entity that require disclosure under the proxy rules and regulations promulgated by the SEC.

Compensation Committee Report

        The Compensation Committee of the Board of Directors oversees the executive compensation programs of Hardinge on behalf of the Board. In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed with Hardinge's management the Compensation Discussion and Analysis included in this Proxy Statement.

        Based on the review and discussions referred to above, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in Hardinge's Annual Report on Form 10-K for the Year ended December 31, 2013 and in this Proxy Statement.

Members of the Compensation Committee:
Daniel J. Burke (Chair) Robert J. Lepofsky Mitchell I. Quain R. Tony Tripeny

        This report shall not be deemed to be incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed to be filed under such acts.

 Director Compensation

        The Company's compensation arrangements for directors who are not also full-time employees of the Company are as follows:

Director Compensation Arrangements
Director Fees	$60,000 per year, $45,000 of which is paid in shares of the Company's Common Stock and $15,000 of which is paid in shares or cash, at the director's election. Entire fee is paid at the beginning of the year.
Committee Chair Fees	$10,000 per year for the Chairman of the Audit Committee; $6,000 per year for the Chairman of other committees. Entire fee is paid at the beginning of the year.
Meeting Fees	$1,500 for each board meeting attended; $1,000 for each committee meeting attended.

        The following table presents the compensation provided by Hardinge to non-employee directors for the fiscal year ended December 31, 2013:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Daniel J. Burke(2)	$61,507	$44,993	$106,500
Douglas A. Greenlee	$49,007	$44,993	$94,000
J. Philip Hunter(3)	$56,507	$44,993	$101,500
Robert J. Lepofsky	$29,513	$59,987	$89,500
John J. Perrotti	$54,507	$44,993	$99,500
Mitchell I. Quain	$29,513	$59,987	$89,500
R. Tony Tripeny	$44,507	$44,993	$89,500

(1)
Represents the aggregate grant date fair value of stock awards determined in accordance with FASB ASC Topic 718. The number of shares awarded to each director in 2013 is as follows: Mr. Burke, 4,381; Mr. Greenlee, 4,381; Mr. Hunter, 4,381; Mr. Lepofsky, 5,841; Mr. Perrotti, 4,381; Mr. Quain, 5,841; and Mr. Tripeny, 4,381.

(2)
Under the Company's Corporate Governance Guidelines, the Board has adopted a target retirement age of 72 such that sitting Board members will generally not be nominated by the Board for re-election by the shareholders following their 72nd birthday. Accordingly, Daniel J. Burke, a Class II Director, will not stand for re-election at the 2014 Annual Meeting of Shareholders.

(3)
Includes $12,000 paid to Mr. Hunter for his service as Corporate Secretary.

        Non-employee directors receive no other form of compensation such as stock option awards, incentive pay, or retirement benefits. They are reimbursed for expenses (including costs of travel, food and lodging) incurred in attending Board, committee and shareholder meetings and also reimbursed for reasonable expenses associated with other Hardinge business activities. Hardinge also pays premiums on directors' and officers' liability insurance policies covering directors.

Compensation Risk Assessment

        The Compensation Committee, at its meeting of February 10, 2014, considered the Company's compensation policies and practices and concluded that they are not reasonably likely to have a material adverse effect on the Company.

PROPOSAL 3—APPROVAL OF
HARDINGE INC. AMENDED AND RESTATED 2011 INCENTIVE STOCK PLAN

General

        At the Annual Meeting, shareholders will be asked to approve the Hardinge Inc. Amended and Restated 2011 Incentive Stock Plan (the "Amended and Restated Plan"), which was adopted, subject to shareholder approval, by the Board of Directors on February 11, 2014. The Amended and Restated Plan amends and restates in its entirety the Hardinge Inc. 2011 Incentive Stock Plan (the "2011 Plan") which our shareholders approved on May 3, 2011. The material amendments to the 2011 Plan set forth in the Amended and Restated Plan are as follows

  •
  Increase in Aggregate Share Limit.  The Amended and Restated Plan authorizes an increase in the number of shares of the Company's common stock available for award grants under the plan by an additional 750,000 shares.

  •
  Change in Share Count.  Shares subject to restricted stock incentive awards and performance share incentive awards under the Amended and Restated Plan after May 6, 2014 will count against the plan share limit as 1.75 shares for every one share actually subject to such an award. This change represents a reduction when compared to the existing ratio under the 2011 Plan, which provides that shares subject to such awards will count against the share limit as two shares for every one share actually subject to such award.

  •
  Limitation on Shares Subject to Awards to an Individual Recipient.  The Amended and Restated Plan authorizes an increase in the maximum number of shares in respect of which awards may be granted to an individual recipient during the term of the Amended and Restated Plan. Under the terms of the Amended and Restated Plan, the maximum amount of shares subject to awards granted to an individual recipient during the term of the Amended and Restated Plan is increased from 200,000 shares to 400,000 shares.

        As of March 7, 2014, a total of 750,000 shares of the Company's common stock are authorized for issuance under the 2011 Plan. Of these shares, 271,750 shares are subject to awards pursuant to the 2011 Plan, which translates to utilization of 543,500 shares under the 2011 after making the requisite adjustments pursuant to the share counting rules set forth in the 2011 Plan. As result, only 206,500 shares remain available for awards pursuant to the 2011 Plan (before giving effect to any adjustments as required under the share counting rules of the 2011 Plan). If the shareholders approve the Amended and Restated Plan, the maximum number of shares that may be awarded under the plan will increase from 750,000 to 1,500,000 shares. If the shareholders do not approve the Amended and Restated Plan, the Company will still have the authority to grant awards with respect to the 206,500 shares that remain available under the 2011 Plan.

        The Board of Directors believes that the amendments set forth in the Amended and Restated Plan will help us retain and motivate eligible employees and will help further align the interests of eligible employees with those of our shareholders.

Summary of Terms of the Amended and Restated Plan

        The principal features of the Amended and Restated Plan are summarized below for the convenience and information of our shareholders. This description is qualified in its entirety by reference to the Amended and Restated Plan, which is attached hereto as Appendix A. The Amended and Restated Plan provides that 1,500,000 shares of the Company's common stock will be available for the granting of awards under the Amended and Restated Plan. Any shares of common stock granted pursuant to awards of incentive stock options, non-qualified stock options or stock appreciation rights will be counted on a one-for-one basis in respect of the aggregate amount of shares of common stock available for awards pursuant to the Amended and Restated Plan (the "Plan Share Amount"). For awards of restricted stock incentives and performance share incentives pursuant to the Amended and

Restated Plan, shares of common stock granted: (i) on or before May 6, 2014 pursuant to such awards will be counted as two (2) shares of common stock against the Plan Share Amount for every one share of common stock subject to the award and (ii) after May 6, 2014 pursuant to such awards will be counted as one and three-fourths (1.75) shares of common stock against the Plan Share Amount for every one share of common stock subject to the award. If an award of an Incentive is forfeited or lapses, expires or is terminated (other than surrender of an option or a portion thereof pursuant to a stock appreciation right), the shares of common stock subject to such award may thereafter increase the Plan Share Amount. The closing price of the Company's common stock on March 7, 2014 was $14.94.

        Any employee of the Company or any of its subsidiaries will be eligible for any award under the the Amended and Restated Plan if selected by the Committee and, in the case of an officer of the Company, such award is subsequently ratified by the Board of Directors. Subject to the provisions of the Amended and Restated Plan, the Committee will have full authority and discretion to select the employees to whom awards will be granted and the amount and form of such awards. Prior to awarding a grant of one or more Incentives to an officer of the Company, the award recommended by the Committee will be subject to the ratification by the Board of Directors. The Committee will also be responsible for administrative management of the Amended and Restated Plan. There are approximately 1,445 persons employed by the Company and its subsidiaries who would be eligible for selection for participation by the Committee. No determination has been made by the Committee with respect to the specific employees who will be granted an award in the future or the amount or nature of any future awards under the Amended and Restated Plan. The maximum number of shares of common stock in respect of which Incentives may be granted during the term of the Amended and Restated Plan to an individual recipient is 400,000, subject to any adjustment provisions that may apply pursuant to the Plan.

        Under the Amended and Restated Plan, the Committee will be authorized to grant stock options that are intended to qualify as "Incentive Stock Options" ("ISOs") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and to grant non-qualified stock options that are not intended to qualify as ISOs. Grants to officers of the Company, however, are subject to ratification by the Board of Directors. No stock option can be granted at an option price less than the fair market value of a share of common stock at the time of grant. No stock option can be exercised more than ten years after the date such option is granted. In the case of ISOs, the aggregate fair market value of the shares of common Stock with respect to which such options are exercisable for the first time by any recipient during any calendar year cannot, exceed $100,000. The Committee will be authorized to issue, with limitations, reload options upon exercise of stock options.

        The Committee will also be authorized to grant other Incentives for the benefit of eligible employees, including stock appreciation rights, restricted stock incentives and performance share incentives under such terms and conditions as the Committee may prescribe. Grants to officers of the Company, however, are subject to the ratification by the Board of Directors. The Committee will establish performance goals for any performance share incentives, which goals may include earnings per share, return on stockholders' equity, return on assets, net income, Company earnings performance compared to its domestic competition or any other financial or other measurement for either the Company as a whole or for any of its business units. The shares of common stock which may be granted pursuant to a restricted stock incentive will be restricted and will not be able to be sold, pledged, transferred or otherwise disposed of until such restrictions lapse. The Committee may in its discretion provide for limited exceptions to employment restrictions associated with restricted stock incentives, accelerate the date of vesting or lapse of restrictions for any Incentive but in no event shall the restriction period for restricted stock incentives be less than three years. Stock appreciation rights, performance share incentives and shares of common stock issued pursuant to restricted stock incentives will be issued for no monetary consideration.

        Appropriate adjustments will be made to the number of shares of common stock available for awards and the terms of outstanding awards under the Amended and Restated Plan to reflect any extraordinary dividend, change in control, reorganization, recapitalization, distribution, stock dividend, stock split-up, spin-off, change in par or no par value, combination of shares, merger, consolidation, sale of all or substantially all of the assets of the Company, warrant or rights offering or combination, exchange or reclassification of shares of common stock or any other similar event or any other change in the corporate structure or shares of the Company. Except for such adjustments, the Company will not, without obtaining the approval of the shareholders of the Company: amend the terms of outstanding stock options or stock appreciation rights to reduce the option price of such stock option or stock appreciation right; cancel outstanding stock options or stock appreciation rights in exchange for stock options or stock appreciation rights with an option price that is less than the option price of the original stock options or stock appreciation rights; or cancel outstanding stock options or stock appreciation rights with an option price above the current fair market value of shares of common stock in exchange for cash or other securities.

        Incentive holders shall forfeit all amounts not payable or privileges with respect to stock options not immediately exercisable if the holder's employment with the Company or its subsidiaries is terminated for cause, is voluntarily terminated by the holder, other than by retirement after the age of 55 (or such other age as may be provided for in the Incentive award) or if the holder engages in competition with the Company or its subsidiaries or any activity or conduct contrary to the best interests of the Company, as determined by the Committee in its sole discretion. Stock options immediately exercisable at the time of such events will remain exercisable for seven days unless the Committee determines that such stock options will remain exercisable for a longer period.

        Upon a change in control, all awards of Incentives outstanding shall become fully vested and exercisable and a stock option award may be surrendered to the Company for cash in an amount equal to the aggregate excess of the fair market value of the shares of common stock subject to the option over the exercise price of such option. For this purpose, a change in control will include an acquisition (other than from or by the Company or by an employee benefit plan of the Company) of securities of the Company which represent 35% or more of the combined voting power of the Company's then outstanding securities (excluding any such securities held by such person or persons as trustee or other fiduciary of an employee benefit plan of the Company), certain changes in the composition of the Board of Directors, or upon consummation of a merger, consolidation, sale or disposition of all or substantially all of the Company's assets or a plan of partial or complete liquidation.

        The Amended and Restated Plan is intended to comply with Sections 162(m) and 409A of the Code, and Rule 16b-3 promulgated pursuant to the Securities Exchange Act of 1934, as amended.

        The Committee has sole discretion to grant awards of Incentives to employees under the Amended and Restated Plan, other than grants to officers of the Company which must be ratified by the Board of Directors. No determination has been made as to the nature or amount of future awards that will be made under the Amended and Restated Plan. Therefore, the amount or nature of future awards that will be received by employees under the Amended and Restated Plan cannot be now determined. Since the 2011 Plan was originally approved by our shareholders on May 3, 2011, no further grants have been, or will be in the future, made under the Company's 2002 Incentive Stock Plan.

Federal Income Tax Consequences

        Stock options to be issued under the Amended and Restated Plan as ISOs are intended to satisfy the requirements of Section 422 of the Code. Under the provisions of that Section, the optionee will not be deemed to receive any income at the time an ISO is granted or exercised. If the optionee disposes of the shares of common stock acquired upon exercise of an ISO more than two years after the grant and one year after the exercise of the ISO, the gain, if any (i.e., the excess of the amount realized for the shares of common stock over the option price) will be long-term capital gain. If the optionee disposes of the shares of common stock acquired upon exercise of an ISO within two years after the date of grant or within one year after the exercise of the ISO, the disposition will constitute a "disqualifying disposition" and the optionee will have ordinary income in the year of the disqualifying disposition equal to the excess of the fair market value of the shares of common stock on the date of exercise over the option price. The excess, if any, of the amount received for the shares of common stock in a disqualifying disposition over the fair market value of the shares of common stock at the time of exercise will be short-term capital gain if such shares are disposed of within one year after the ISO is exercised, or long-term capital gain if such shares are disposed of more than one year after the ISO is exercised. If the optionee disposes of such shares in a disqualifying disposition, and such disposition is a sale or exchange which would result in a loss to the optionee, then the amount treated as ordinary income shall not exceed the excess (if any) of the amount realized on such sale or exchange over the adjusted basis of such shares.

        The Company is not entitled to a deduction as a result of the grant or exercise of an ISO. If the optionee has ordinary income as a result of a disqualifying disposition, the Company will have a corresponding deductible expense in an equivalent amount in the taxable year of the Company in which the disqualifying disposition occurs.

        The excess of the fair market value of the shares of common stock subject to an ISO at the time of exercise over the option price is a tax preference item for alternative minimum tax purposes for the employee. The basis in stock acquired upon exercise of an ISO for alternative minimum tax purposes is increased by the amount of the preference.

        Non-qualified stock options issued under the Amended and Restated Plan which do not satisfy the requirements of Section 422 of the Code will have the following tax consequences:

  •
  the optionee will have ordinary income at the time the option is exercised in an amount equal to the excess of the fair market value of the shares of common stock acquired at the date of exercise over the option price;

  •
  the Company will have a deductible expense in an amount equal to the ordinary income of the optionee;

  •
  no amount other than the price paid upon exercise of the option shall be considered as received by the Company for shares so transferred; and

  •
  any gain or loss from the subsequent sale of the shares of common stock acquired upon exercise of the option will be capital gain and any loss will be capital loss.

        A recipient of awards of stock appreciation rights and performance share incentives will have ordinary income equal to the cash or fair market value of the shares of common stock on the date received in the year in which the award is actually paid. The Company will have a corresponding deductible expense in an amount equal to the ordinary income reported by the recipient in the year the award is paid. The recipient's basis in the shares of common stock received will be equal to the fair market value of the shares of common stock when received and his or her holding period will begin on that date.

        Restricted stock incentive awards do not constitute taxable income until such time as the restrictions upon the award lapse with respect to any installment. When any installment of shares of common stock are released from restriction, the fair market value of such shares on the date the restrictions lapse constitutes ordinary income to the recipient in that year. The Code permits a recipient of a restricted stock incentive award to elect to treat as ordinary income the fair market value of all of the shares of common stock awarded on the date the recipient receives the award. This election must be made promptly within time limits prescribed by the Code and the regulations thereunder. Any subsequent appreciation or depreciation in value thereafter would be treated as a capital gain or loss when the shares of common stock are subsequently sold (after the restrictions lapse). In addition, if, after electing to pay tax on the award in the year received, the recipient subsequently forfeits the award for any reason, the tax previously paid is not recoverable.

        In the event of a change in control, the vesting, exercise and lapse of restrictions on awards of Incentives may contribute to an excess parachute payment, as defined in Section 280G of the Code. In such event, the Company's deduction with respect to such excess parachute payment would be denied and the recipient would be subject to a nondeductible 20% excise tax on such excess parachute payment.

Prior Awards Under the 2011 Incentive Stock Plan

        As of March 7, 2014, awards covering 271,750 shares of the Company's common stock have been granted under the 2011 Plan. These awards translate to utilization of 543,500 shares under the 2011 Plan after making the requisite adjustments pursuant to the share counting rules set forth in the 2011 Plan. The closing price of the Company's common stock on March 7, 2014 was $14.94. The following table shows information regarding the distribution of those awards under the 2011 Plan among the persons and groups identified below:

	Restricted Stock Incentives and Performance Share Incentives(1)(2)(3)
Name and Position(4)	Number of Shares Subject to Prior Awards	Number of Shares Subject to Prior Awards and Vested as of March 7, 2014	Number of Shares Subject to Prior Awards and Outstanding and Unvested as of March 7, 2014
Named Executive Officers
Richard L. Simons Chairman of the Board, President and Chief Executive Officer	83,500	—	83,500
Douglas J. Malone Vice President and Chief Financial Officer	12,000	—	12,000
James P. Langa Senior Vice President—Machine Solutions	31,500	—	31,500
Edward J. Gaio Vice President—Business Development	21,500	—	21,500
Douglas C. Tifft Senior Vice President—Administration/ Assistant Secretary	19,500	—	19,500

Total for all Executive Officers (including
Named Executive Officers)	168,000	—	168,000
All Employees, including Current Officers
who are not Executive Officers, as a
Group	103,750	—	103,750

Total	271,750	—	271,750

(1)
Although incentive stock options, non-qualified stock options and stock appreciation rights are also available to be awarded under the 2011 Plan, there have been no awards of stock options or stock appreciation rights made pursuant to the 2011 Plan as of March 7, 2014.

(2)
Performance Share Incentives are structured in a manner such that the recipient does not become "vested" in the award unless and until the corresponding performance milestone has been reached. As of March 7, 2014, none of the performance milestones associated with the Performance Share

  Incentives that have been awarded have been achieved thus far, and accordingly, the table reflects that none of the Performance Share Incentives have been vested as of March 7, 2014.

(3)
Number of shares reflected in the table reflect the actual number of shares and not the number of shares as adjusted for purposes of determining the remaining amount of shares available for awards under the 2011 Plan. For illustrative purposes, an award of Restricted Stock Incentives which has 24,000 shares subject to the award would (prior to the approval of the amendments contemplated in the Amended and Restated Plan) count as 48,000 shares against the aggregate amount of shares available for awards pursuant to the 2011 Plan. In that example, 24,000 shares would be reflected in the table as the amount of shares subject to the award.

(4)
With the exception of Richard L. Simons, none of the Company's Directors have received any awards pursuant to the 2011 Plan.

Equity Compensation Plan Information

        The following table provides detail as of December 31, 2013 with respect to shares of our common stock that can be issued pursuant to our stock-based compensation plans. The table below includes the 2011 Plan, but does not include the additional amount of shares that would be available if the amendments in the Amended and Restated Plan are approved by the Company's shareholders.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	40,500 shares(1)	$5.62	206,500 shares(2)

Equity compensation plans not approved by security holders	—	—	—

Total	40,500 shares	$5.62	206,500 shares

(1)
Represents shares that are all subject to option grants, which have all been awarded pursuant to the Company's 2002 Incentive Stock Plan.

(2)
Represents all of the shares available for future issuance pursuant to the 2011 Plan (prior to taking into account any adjustments required under the share counting rules set forth in the 2011 Plan).

Vote Required

        The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the Amended and Restated Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3

 PROPOSAL 4—ADVISORY VOTE ON EXECUTIVE COMPENSATION

        The Company asks that you indicate your support for our executive compensation policies and practices as described in the Company's Compensation Discussion and Analysis, accompanying tables and related narrative contained in this Proxy Statement. Your vote is advisory and so will not be binding on the Board. However, the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

        One of the key principles underlying our Compensation Committee's compensation philosophy is pay for performance. We will continue to emphasize compensation arrangements that align the financial interests of our executives with the interests of long-term shareholders. Please refer to the section of this Proxy Statement entitled "Executive Compensation" starting on page 22 of this Proxy Statement for a detailed discussion of our executive compensation practices and philosophy.

        Following the last advisory vote on the frequency of the vote on executive compensation, the Board determined that it would provide shareholders with an opportunity to indicate their support for our executive compensation policies and practices on an annual basis. It is anticipated that this determination will be reviewed by the Board following the Meeting and will be evaluated, in part, based on the outcome of the shareholder vote on Proposal No. 5 (Advisory Vote on Frequency of Vote on Executive Compensation) at the Meeting.

        The Board of Directors recommends a vote FOR the following resolution:

        RESOLVED—that the shareholders approve, on an advisory basis, the compensation of the Company's executives named in the Summary Compensation Table, as disclosed in the Company's 2014 Proxy Statement pursuant to the executive compensation disclosure rules of the Securities and Exchange Commission, which disclosure includes the Compensation Discussion and Analysis, the compensation tables and other executive compensation disclosures.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 4

Vote Required

        The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote on the proposal will be required for approval.

PROPOSAL 5—ADVISORY VOTE ON FREQUENCY
OF VOTE ON EXECUTIVE COMPENSATION

        The Dodd-Frank Wall Street Reform and Consumer Protection Act requires us to provide an advisory shareholder vote to determine how often to present the advisory shareholder vote to approve the compensation of our named executive officers (the "say-on-pay vote"). Periodically, we must solicit your advisory vote on whether to have the say-on-pay vote every 1, 2 or 3 years.

        The Board has not made a recommendation on the frequency of holding the advisory say on pay vote. Shareholders may vote as to whether the say-on-pay vote should occur every 1, 2 or 3 years, or may abstain from voting on the matter.

        Although, as an advisory vote, this proposal is not binding upon the Company or the Board, the Board will carefully consider the shareholder vote on this matter, along with all other expressions of shareholder views it receives on this matter.

THE BOARD OF DIRECTORS HAS NOT MADE A RECOMMENDATION WITH RESPECT TO
PROPOSAL 5

Advisory Determination Resulting from Vote Outcome

        The frequency (every 1, 2 or 3 years) that receives the highest number of votes will be deemed to be the choice of the shareholders.

TRANSACTIONS WITH RELATED PERSONS

        The Company recognizes that transactions between the Company and its directors or executives can present potential or actual conflicts of interest and create the appearance that Company decisions are based on considerations other than the best interests of the Company and its shareholders. Therefore, as a general matter and in accordance with the Company's Code of Conduct for Directors and Executive Officers and the Company's Code of Ethics for the Chief Executive and Senior Financial Officers, it is the Company's preference to avoid such transactions. Nevertheless, the Company recognizes that there are situations where such transactions may be in, or may not be inconsistent with, the best interests of the Company. Therefore, the Company has adopted a formal policy which requires the Company's Nominating and Governance Committee to review and, if appropriate, to approve or ratify any transactions in which a director, executive officer, or a family member thereof has a material interest. Pursuant to the policy, the Nominating and Governance Committee will review any such transaction in which the Company is or will be a participant and the amount involved exceeds $100,000. After its review the Committee will only approve or ratify those transactions that are in, or are not inconsistent with, the best interests of the Company and its shareholders, as the Committee determines in good faith.

 OTHER MATTERS

        The Board of Directors knows of no business other than that set forth above to be transacted at the meeting, but if other matters requiring a vote of the shareholders arise, the persons designated as proxies will vote the shares of common stock represented by the proxies in accordance with their judgment on such matters. The cost of soliciting proxies will be borne by the Company. In addition to solicitations by mail, some of the directors, officers and regular employees of the Company may conduct additional solicitations by telephone and personal interviews without remuneration. The Company may also request nominees, brokerage houses, custodians and fiduciaries to forward soliciting material to beneficial owners of stock held of record and will reimburse such persons for any reasonable expense.

        The Company has purchased insurance from Illinois National Insurance Company, Federal Insurance Company and Beazley Insurance Company providing for reimbursement of directors and officers of the Company and its subsidiary companies for costs and expenses incurred by them in actions brought against them in connection with their actions as directors or officers. Insurance purchased by the Company from Illinois National Insurance Company provides for reimbursement of directors and officers of the Company and its subsidiary companies for costs and expenses incurred by them in actions as fiduciaries under the Employee Retirement Income Security Act of 1974. The insurance coverage expires on June 1, 2014 and costs $203,050 on an annualized basis, which was paid by the Company. It is anticipated that similar policies will be purchased effective upon termination of such coverage.

        Financial statements for the Company and its consolidated subsidiaries are included in Hardinge Inc.'s Annual Report to Shareholders for the year 2013 which was filed with the Securities and Exchange Commission on March 13, 2014 and was independently made available to our shareholders on or about March 27, 2014.

        A COPY OF HARDINGE INC.'S 2013 ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE WITHOUT CHARGE TO THOSE STOCKHOLDERS WHO WOULD LIKE MORE DETAILED INFORMATION CONCERNING HARDINGE. TO OBTAIN A COPY, PLEASE WRITE TO: DOUGLAS J. MALONE, CHIEF FINANCIAL OFFICER, HARDINGE INC., ONE HARDINGE DRIVE, ELMIRA, NY 14902. THE 10-K IS ALSO AVAILABLE ON THE COMPANY'S WEBSITE (www.hardinge.com).

BY ORDER OF THE BOARD OF DIRECTORS, HARDINGE INC. J. PHILIP HUNTER Secretary

        Dated: March 27, 2014

APPENDIX A

HARDINGE INC.
AMENDED AND RESTATED
2011 INCENTIVE STOCK PLAN

(As amended and restated effective May 6, 2014)(1)

1.     Establishment of Plan.

        Hardinge Inc. (hereafter referred to as the "Company") proposes to grant to selected employees of the Company and its subsidiaries: (a) Incentive Stock Options, (b) Non-Qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Stock Incentives, and (e) Performance Share Incentives (collectively hereinafter sometimes referred to as "Incentives") for the purpose of enhancing the profitability and value of the Company for the benefit of its shareholders by providing stock awards to attract, retain and motivate officers and other key employees who make important contributions to the success of the Company.

        Incentives shall be granted pursuant to the plan herein set forth, which shall be known as the Hardinge Inc. Amended and Restated 2011 Incentive Stock Plan (hereinafter referred to as the "Plan").

2.     Definitions of Certain Terms Used in the Plan.

    a.     "Affiliate" means any subsidiary, whether directly or indirectly owned, or parent of the Company, or any other entity designated by the Committee.

    b.     "Board" means the Company's Board of Directors.

    c.     "Change in Control" is defined in Section 18 of the Plan.

    d.     "Code" means the Internal Revenue Code of 1986, as amended, or any successor code thereto.

    e.     "Committee" means the Compensation Committee of the Board or any successor committee the Board may designate to administer the Plan.

    f.      "Common Stock" means the Hardinge Inc. Common Stock, par value $.01 per share.

    g.     "Competition" means to manage, operate, join, control, participate in, be employed by, provide consulting advice to, act as an agent or director of, or have any financial interest in (as a partner, stockholder, investor or otherwise), any firm, corporation, partnership, association, joint stock company, joint venture, unincorporated organization, limited liability company or any such similar business operation or activity (or any portion thereof), directly or indirectly, in competition with any of the business operations or activities of the Company or its Affiliates or effecting or attempting to affect a Change in Control; provided however that "Competition" shall not mean the purchase or holding (solely as a passive investor) of less than 2% of the shares of any corporation in competition with the Company (or any Affiliate of the Company) whose shares are regularly traded on a national securities exchange.

    h.     "Employee" means any person who is employed by the Company or a subsidiary of the Company.

    i.      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    j.      "Fair Market Value" of Shares means the fair and reasonable value thereof as determined by the Committee according to prices in trades as reported on the NASDAQ Global Select

(1)
Subject to shareholder approval at the 2014 Annual Meeting of Shareholders.

    Market. If there are no prices so reported or if, in the opinion of the Committee, such reported prices do not represent the fair and reasonable value of the Stock, then the Committee shall determine Fair Market Value by any means it deems reasonable under the circumstances.

    k.     "Incentive Stock Options" means stock options granted under the Plan that meet the definition of Incentive Stock Options under Section 422 of the Code.

    l.      "Nonqualified Options" means stock options granted under the Plan that are not Incentive Stock Options

    m.    "Participant" shall mean any employee selected to receive a grant under the Plan.

    n.     "Performance Share Incentives" means Incentives granted under Section 9 of the Plan

    o.     "Restricted Stock Incentives" means Incentives granted under Section 10 of the Plan

    p.     "Retirement" means retirement under any pension or retirement plan of the Company or of a subsidiary, or termination of employment with the Company or a subsidiary, by action of the employing company, because of disability.

    q.     "Share" means a share of Common Stock.

    r.     "Stock Appreciation Rights" means Incentives granted under Section 8 of the Plan.

    s.     "Stock Options" means Incentive Stock Options and Nonqualified Options granted under the Plan.

    t.      A "subsidiary" means any entity in which the Company owns, directly or indirectly, at least thirty-five percent (35%) of the total combined voting power of all classes of securities; except that for purposes of any option subject to the provisions of Section 424 of the Internal Revenue Code, as amended, the term "subsidiary" means any entity in an unbroken chain of entities beginning with the Company if, at the time of the granting of an Option, each of the entities, other than the last entity in the unbroken chain, owns securities possessing fifty percent (50%) or more of the total combined voting power of all classes of securities of one of the other entities in such chain.

    u.     "Termination for Cause" means an Employee's termination of employment with the Company or an Affiliate because of: (i) any act or omission that constitutes a breach by Employee of any of Employee's obligations under any employment agreement with the Company or an Affiliate or any Company policy or procedure and failure to cure such breach after notice of, and a reasonable opportunity to cure, such breach; (ii) the continued willful failure or refusal of Employee to substantially perform the duties reasonably required of Employee as an employee of the Company or an Affiliate; (iii) an act of moral turpitude, dishonesty or fraud by, or criminal conviction of, Employee which in the determination of the Board would render Employee's continued employment by the Company or an Affiliate damaging or detrimental to the Company; (iv) any misappropriation of Company property by Employee; or (v) any other willful misconduct by Employee which is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or an Affiliate.

3.     Stock Reserved for Incentives.

        A maximum of 1,500,000(2) Shares or the number of securities to which said number of Shares may be adjusted in accordance with Section 4 below, may be issued upon granting of Restricted Stock Incentives, Performance Share Incentives, and the exercise of Stock Options and Stock Appreciation Rights under the Plan. Any Shares granted under Options or Stock Appreciation Rights shall be counted against this limit on a one-for-one basis and any Shares granted as awards other than Options or Stock Appreciation Rights (i) prior to or on May 6, 2014 shall be counted against this limit as two (2.0) Shares for every one (1) Share subject to such award; and (ii) after May 6, 2014 shall be counted against this limit as one and three-fourths (1.75) Shares for every one (1) Share subject to such award.. Shares issued pursuant to the Plan may be either authorized and unissued Shares or previously issued Shares purchased by the Company for purposes of the Plan. Any shares subject to stock options, grants or Incentives may thereafter be subject to new stock options, grants or Incentives under the Plan if there is a forfeiture of any such grants or Incentives, or the lapse, expiration or termination of any such option (and the shares subject to such stock options, grants or Incentives shall be added back to the amount of Shares reserved for issuance under this Plan in accordance with the share counting rules set forth in this Section 3) but not if there is a surrender of an option or portion thereof pursuant to a Stock Appreciation Right as provided hereafter in Section 8. The maximum number of Shares in respect of which Incentives may be granted during the term of the Plan to an individual Participant shall be 400,000 or the number of securities to which said number of Shares may be adjusted in accordance with Section 4 below.

        The inability of the Company to obtain authority from any regulatory body having jurisdiction, which counsel to Company deems necessary to the proper issuance and sale of any Shares hereunder, shall relieve the Company from any liability for failure to issue or sell such Shares as to which such authority has not been obtained.

4.     Adjustment Provisions

        In the event of any extraordinary dividend, reorganization, recapitalization, stock dividend, stock split-up, change in par or no par value, combination of shares, merger, consolidation, sale of all or substantially all of the assets of the Company, warrant or rights offering or combination, exchange or reclassification of Common Stock or any other similar event or any other change in the corporate structure or shares of the Company, the Committee or its delegate shall cause such equitable adjustment as it deems appropriate to be made in the number and kind of Shares then remaining available for issue under the Plan, and in the terms of the outstanding Incentives to reflect such event and preserve the value of such Incentives. In the event the Committee determines that any such event has a minimal effect on the value of Incentives, it may elect not to cause any such adjustments to be made. In all events, the determination of the Committee or its delegate shall be conclusive. If any such adjustment would result in a fractional security being issuable or awarded under the Plan, such fractional security shall be disregarded. Except as expressly provided herein, no issuance by the Company of securities of any class, or securities convertible into any class of securities, shall affect and no adjustment by reason thereof shall be made with respect to the number or price of Shares subject to a grant.

5.     Administration of the Plan.

        The authority to grant Incentives to Employees under the Plan shall be vested in the Committee and all grants of Incentives to officers shall be ratified by the Board. The Committee shall determine

(2)
Includes 750,000 Shares originally approved at the 2011 Annual Meeting of Shareholders on May 3, 2011; 750,000 additional Shares subject to shareholder approval at the 2014 Annual Meeting of Shareholders on May 6, 2014.

those eligible Employees to receive Incentives and the amount, type and terms of each Incentive, subject to the provisions of the Plan. Each member of the Committee shall be (i) an "outside director" within the meaning of Section 162(m) of the Code, subject to any transitional rules applicable to the definition of outside director, and (ii) a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act, or otherwise qualified to administer this Plan as contemplated by that Rule or any successor Rule under the Exchange Act. In making any determinations under the Plan, the Committee shall be entitled to rely on reports, opinions or statements of officers or employees of the Company, as well as those of counsel, public accountants and other professional or expert persons. All determinations, interpretations and other decisions under or with respect to the Plan or any Incentives by the Committee shall be final, conclusive and binding upon all parties, including without limitation, the Company, any Employee, and any other person with rights to any Incentive under the Plan, and no member of the Committee shall be subject to individual liability with respect to the Plan.

        Subject to the provisions of the Plan, the Committee from time to time shall determine the Employees to whom, and the time or times at which, Incentives shall be granted and the terms thereof. In the case of officers to whom Incentives may be granted, the selection of such officers and all of the foregoing determinations shall be made directly by the Committee in its sole discretion. In the case of Employees other than officers, the selection of such Employees and all of the foregoing determinations may be delegated by the Committee to an administrative group of officers chosen by the Committee. Incentives granted to one Employee need not be identical to those granted other Employees.

        Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, Common Stock, other securities or other property), stock split, extraordinary cash dividend, recapitalization, Change in Control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Stock or other securities, or similar transaction(s)), the Company may not, without obtaining the approval of the shareholders of the Company: (a) amend the terms outstanding Stock Options or Stock Appreciation Rights to reduce the option price of such outstanding Stock Options or Stock Appreciation Rights; (b) cancel outstanding Stock Options or Stock Appreciation Rights in exchange for Stock Options or Stock Appreciation Rights with an option price that is less than the option price of the original Stock Options or Stock Appreciation Rights; or (c) cancel outstanding Stock Options or Stock Appreciation Rights with an option price above the current fair market value of Shares of Common Stock in exchange for cash or other securities.

        The Committee shall administer and shall have full power to construe and interpret the Plan; prescribe, amend and rescind rules and regulations relating to the Plan; and make all other determinations and take all other actions that the Committee believes reasonable and proper, including the power to delegate responsibility to others to assist it in administering the Plan. The determinations of the Committee shall be made in accordance with its judgment as to the best interests of the Company and its stockholders and in accordance with the purposes of the Plan. The Committee's determinations shall in all cases be conclusive.

        A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of the entire Committee. Any determination of the Committee may be made, without notice or meeting, by the written consent of all of the Committee members.

6.     Eligibility.

        Any Employee selected by the Committee shall be eligible for any Incentive contemplated under the Plan. In making its determination, the Committee shall take into account the present and potential contributions of the Employees to the success of the Company and such other such factors as the Committee shall deem relevant. An Employee who has been granted an Incentive under this or any other plan of the Company or any of its Affiliates may or may not be granted additional Incentives under the Plan at the discretion of the Committee. As a condition to the exercise of a grant, the Company may require the Participant exercising the grant to represent and warrant that at the time of exercise the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel to the Company, such a representation is required by applicable law.

7.     Stock Options.

        The Committee may grant Incentive Stock Options, other statutory options under the Code, and Nonqualified Options to eligible Employees, and such Stock Options shall be subject to the terms and conditions of this Section 7 of the Plan and such other terms and conditions as the Committee may prescribe.

          (a)    Option Price.    The option price per share with respect to each Stock Option shall be determined by the Committee, but shall not be less than 100% of the fair market value of the Common Stock on the date the Stock Option is granted, as determined by the Committee. Except as provided in Section 4 hereof, under no circumstances shall the Board or the Committee lower the exercise price of outstanding options issued under the Plan.

          (b)    Period of Option.    The period of each Stock Option shall be fixed by the Committee; provided, however, that such period shall not exceed ten (10) years from the grant date in the case of Stock Options.

          (c)    Payment.    The option price shall be payable at the time the Stock Option is exercised in cash or, at the discretion of the Committee, in whole or in part in the form of Shares already owned by the Participant (based on the fair market value of the Common Stock on the date the option is exercised by the Committee). No Shares shall be issued until full payment therefor has been made. A Participant receiving a Stock Option shall have none of the rights of a stockholder until the Shares are issued.

          (d)    Exercise of Option.    The Shares covered by a Stock Option may be purchased in such installments and on such exercise dates as the Committee may determine. Any Shares not purchased on the applicable exercise date may be purchased thereafter at any time prior to the final expiration of the Stock Option. In no event (including those specified in paragraphs (e), (f) and (g) of this section below) shall any Stock Option be exercisable after its specified expiration period and in no event shall a Stock Option be exercised after the expiration of ten (10) years from the date such option is granted. The Committee may provide that, subject to such conditions as it considers appropriate, upon the delivery of Shares to the Company in payment of the exercise price of a Stock Option, the Participant receiving such Stock Option automatically be awarded a Stock Option for up to the number of Shares so delivered.

          (e)    Retirement and Termination.    Upon Retirement or termination of employment of a Participant with a Stock Option for reasons other than those described in Section 14 of the Plan, Stock Option privileges shall apply only to those Options immediately exercisable at the date of such Retirement or termination. The Committee, however, in its discretion, may provide on a case by case basis that any Stock Options outstanding but not yet exercisable upon such Retirement or termination of a Participant with a Stock Option may become exercisable in accordance with a schedule to be determined by the Committee. Options exercisable upon Retirement shall remain exercisable for three (3) years after Retirement. Options exercisable upon termination for reasons other than Retirement or those described in Section 14 of the Plan shall remain exercisable for three (3) months after such termination.

          (f)    Death.    Upon the death of a Participant, Stock Option privileges shall apply only to the extent such Option was immediately exercisable at the time of death, and options exercisable upon death shall remain exercisable for three (3) years after death. The Committee, in its discretion, may provide that any Stock Options outstanding but not yet exercisable upon the death of a Participant may become exercisable in accordance with a schedule to be determined by the Committee. Such privileges shall expire unless exercised by legal representatives within such period of time as determined by the Committee but in no event later than the date of the expiration of the Stock Option.

          (g)    Limits on Incentive Stock Options.    Except as may otherwise be permitted by the Code, the Committee shall not, in the aggregate, grant to any Employee Incentive Stock Options that are first exercisable during any one calendar year (under the Plan and all such other plans of the Company and its Affiliates) to the extent that the aggregate fair market value of the Common Stock, at the time the Incentive Stock Options are granted, exceeds $100,000.

8.     Stock Appreciation Rights.

        The Committee may, in its discretion, grant a right to receive the appreciation in the fair market value of Shares either singly or in combination with an underlying Stock Option granted hereunder. Such Stock Appreciation Rights shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

          (a)    Time and Period of Grant.    If a Stock Appreciation Right is granted in connection with an underlying Stock Option, it may be granted at the time of the Stock Option grant or at any time thereafter but prior to the expiration of the Stock Option grant. If a Stock Appreciation Right is granted in connection with an underlying Stock Option, at the time the Stock Appreciation Right is granted the Committee may limit the exercise period for such Stock Appreciation Right, before and after which period no Stock Appreciation Right shall attach to the underlying Stock Option. In no event shall the exercise period for a Stock Appreciation Right granted with respect to an underlying Stock Option exceed the exercise period for such Stock Option. If a Stock Appreciation Right is granted without an underlying Stock Option, the period for exercise of the Stock Appreciation Right shall be set by the Committee.

          (b)    Value of Stock Appreciation Right.    If a Stock Appreciation Right is granted in connection with an underlying Stock Option, the Participant will be entitled to surrender the Stock Option which is then exercisable and receive in exchange therefor an amount equal to the excess of the fair market value of the Common Stock on the date the election to surrender is received by the Company over the Stock Option price multiplied by the number of Shares covered by the Stock Options which are surrendered. If a Stock Appreciation Right is granted without an underlying Stock Option, the Participant will receive upon exercise of the Stock Appreciation Right an amount equal to the excess of the fair market value of the Common Stock on the date the election to surrender such Stock Appreciation Right is received by the Company over the fair market value of the Common Stock on the date of grant multiplied by the number of Shares covered by the grant of the Stock Appreciation Right.

          (c)    Payment of Stock Appreciation Right.    Payment of a Stock Appreciation Right shall be in the form of Shares, cash, or any combination of Shares and cash. The form of payment upon exercise of such a right shall be determined by the Committee either at the time of the grant of the Stock Appreciation Right or at the time of exercise of the Stock Appreciation Right.

9.     Performance Share Incentives.

        The Committee may grant awards under which payment may be made in Shares or cash or any combination of Shares and cash if the performance of the Participant, the Company or any subsidiary or division of the Company selected by the Committee during the award period meets certain goals established by the Committee. Such Performance Share Incentives shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

          (a)    Incentive Period and Performance Goals.    The Committee shall determine and include in a Performance Share Incentive grant the period of time for which a Performance Share Incentive is made ("Incentive Period"), which period must be a minimum of one year. The Committee shall also establish performance objectives ("Performance Goals") to be met by the Company, subsidiary or division or the Participant during the Incentive Period as a condition to payment of the Performance Share Incentive. The Performance Goals may include earnings per share, return on stockholders' equity, return on assets, net income, Company earnings performance compared to its competition or any other financial or other measurement established by the Committee for either the Company as a whole or for any of its business units. The Performance Goal may include minimum target and maximum objectives or a single set of objectives.

          (b)    Payment of Performance Share Incentives.    The Committee shall establish the method of calculating the amount of payment to be made under a Performance Share Incentive if the Performance Goals are met, including the fixing of a maximum payment. The Performance Share Incentive shall be expressed in terms of Shares referred to as "Performance Shares". After the completion of an Incentive Period, the performance of the Participant, the Company, subsidiary or division shall be measured against the Performance Goals and the Committee shall determine whether all, none or any portion of a Performance Share Incentive shall be paid. The Committee, in its discretion, may elect to make payment in Shares, cash or a combination of Shares and cash. Any cash payment shall be based on the fair market value of Performance Shares on, or as soon as practicable prior to, the date of payment.

          (c)    Revision of Performance Goals.    At any time prior to the end of an Incentive Period, the Committee may revise the Performance Goals and the computation of payment if unforeseen and/or extraordinary events occur which have a substantial effect on the performance of the Company, an Affiliate or division and which in the judgment of the Committee make the application of the Performance Goals unfair unless a revision is made.

          (d)    Requirement of Employment.    A Participant receiving a Performance Share Incentive must remain in the employment of the Company until the completion of the Incentive Period in order to be entitled to payment under the Performance Share Incentive; provided that the Committee may, in its sole discretion, provide for a partial payment where such an exception is deemed equitable.

          (e)    Dividends.    The Committee may, in its discretion, at the time of the granting of a Performance Share Incentive, provide that any dividends declared on the Common Stock during the Incentive Period, and which would have been paid with respect to the Performance Shares had they been owned by a Participant, be accumulated for the benefit of the Participant and used to increase the number of Performance Shares of the Participant.

10.   Restricted Stock Incentives.

        The Committee may issue Shares to an Employee which Shares shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

          (a)    Requirement of Employment.    A Participant receiving a Restricted Stock Incentive must remain in the employment of the Company or an Affiliate during a period designated by the Committee ("Restriction Period"). If the Participant leaves the employment of the Company or an Affiliate prior to the end of the Restriction Period, the Restricted Stock Incentive shall terminate and the Shares shall be returned immediately to the Company; provided that the Committee may, at the time of the grant, provide for the employment restriction to lapse with respect to a portion or portions of the Restricted Stock Incentive at different times during the Restriction Period. The Committee may, in its discretion, also provide for such complete or partial exceptions to the employment restriction as it deems equitable, but in no event shall the Restriction Period be less than three years.

          (b)    Restrictions on Transfer and Legend on Stock Certificates.    During the Restriction Period, the Participant may not sell, assign, transfer, pledge or otherwise dispose of the Shares except as provided under Section 11 hereof. Each certificate for Shares issued hereunder shall contain a legend giving appropriate notice of the restrictions in the grant.

          (c)    Escrow Agreement.    The Committee may require the Participant to enter into an escrow agreement providing that the certificates representing the Restricted Stock Incentive will remain in the physical custody of an escrow holder until all restrictions are removed or expire.

          (d)    Lapse of Restrictions.    All restrictions imposed under the Restricted Stock Incentive shall lapse upon the expiration of the Restriction Period if the conditions as to employment set forth above have been met. The Participant shall then be entitled to have the legend specified in Section 10(b) removed from the certificates.

          (e)    Dividends.    The Committee shall, in its discretion, at the grant of the Restricted Stock Incentive, provide that any dividends declared on the Common Stock during the Restriction Period shall be accumulated for the benefit of the Participant and paid to the Participant only after the expiration of the Restriction Period.

11.   Nontransferability.

        Each Incentive granted under the Incentive Stock Plan shall not be transferable other than by Will or the laws of descent and distribution, and with respect to Stock Options, shall be exercisable during the Participant's lifetime by the Participant only or by the Participant's guardian or legal representative.

12.   No Right of Employment.

        The Incentive Stock Plan and the Incentives granted hereunder shall not confer upon any Employee the right to continued employment with the Company or an Affiliate or affect in any way the right of the Company to terminate the employment of an Employee at any time and for any reason.

13.   Taxes.

        The Company shall be entitled to withhold, or otherwise collect from the Participant, the amount of any tax attributable to any amount payable or Shares deliverable under the Plan after giving such Participant notice as far in advance as practicable. The Participant may elect, subject to approval by the Committee, to have Shares withheld by the Company in satisfaction of such taxes, or to deliver other Shares owned by the Participant in satisfaction of such taxes. With respect to officers of the Company or a subsidiary or other Participants subject to Section 16(b) of the Exchange Act, the Committee may impose such other conditions on the Participant's election as it deems necessary or appropriate in order to exempt such withholding from the penalties set forth in said Section. The number of Shares to be withheld or delivered shall be calculated by reference to the Fair Market Value of the Shares on the date that such taxes are determined.

14.   Forfeiture of Incentives.

        Unless the Committee shall have determined otherwise, the Participant receiving an Incentive shall forfeit all amounts not payable or privileges with respect to Stock Options not immediately exercisable upon the occurrence of any of the following events:

          a.     The Participant is Terminated for Cause.

          b.     The Participant voluntarily terminates his or her employment other than by Retirement after attainment of age 55, or such other age as may be provided for in the Incentive.

          c.     The Participant engages in Competition with the Company or any Affiliate.

          d.     The Participant engages in any activity or conduct contrary to the best interests of the Company or any Affiliate, as determined by the Committee in its sole discretion.

        Stock Options immediately exercisable upon the occurrence of any of the preceding events shall remain exercisable for seven (7) days after the occurrence of such event unless the Committee in its sole discretion shall provide that such Stock Options shall remain exercisable for a longer period.

        The Committee may include in any Incentive any additional or different conditions of forfeiture it may deem appropriate. The Committee also, after taking into account the relevant circumstances, may waive any condition of forfeiture stated above or in the Incentive contract.

        In the event of forfeiture, the Participant shall lose all rights in and to the Incentive. Except in the case of Restricted Stock Incentives as to which the restrictions have not lapsed, this provision, however, shall not be invoked to force any Participant to return any Stock already received under an Incentive.

        Such determinations as may be necessary for application of this Section, including any grant of authority to others to make determinations under this Section, shall be at the sole discretion of the Committee, and its determinations shall be conclusive.

15.   Acceleration.

        The Committee may, in its sole discretion, accelerate the date of exercise, vesting, lapse of restrictions or other receipt of any Incentive, provided that in no event shall the Restriction Period for Restricted Stock Incentives be less than three years.

16.   Rights as a Shareholder.

        A Participant shall, unless the terms of the Incentive provide otherwise, have no rights as a shareholder, with respect to any options or Shares which may be issued in connection with the Incentive until the issuance of a certificate for such Shares, and no adjustment other than as stated herein shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate. In addition, with respect to Restricted Stock Incentives, Participants shall have only such rights as a shareholder as may be set forth on the certificate or in the terms of the Incentive.

17.   Foreign Nationals.

        Incentives may be awarded to persons who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable laws.

18.   Change in Control Provisions.

          (a)    Impact of Event.    Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control, any Stock Options, Stock Appreciation Rights, Restricted Stock

  Incentives or Performance Share Incentives (collectively, "Incentives") outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested to the full extent of the original grant and all restrictions on Incentives shall immediately lapse.

          (b)    Definition of Change in Control.    For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following events:

              (i)  an offeror (other than the Company) purchases securities of the Company pursuant to a tender or exchange offer for such securities which represent 35% or more of the combined voting power of the Company's then outstanding securities;

             (ii)  any person (as such term is used in Sections 13 (d) and 14(d) (2) of the Exchange Act, other than any employee benefit plan of the Company or any person or entity appointed or established pursuant to any such plan, hereafter becomes the beneficial owner, directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities, excluding any such securities held by such person as trustee or other fiduciary of an employee benefit plan of the Company;

            (iii)  the membership of the Board changes as the result of a contested election or elections, so that a majority of the individuals who are directors at any particular time were proposed by persons other than (a) directors who were members of the Board immediately prior to a first such contested election ("Continuing Directors") or (b) directors proposed by the Continuing Directors and were initially elected to the Board as a result of such a contested election or elections occurring within the previous two years; or

            (iv)  upon consummation of a merger, consolidation, sale or disposition of all or substantially all of the Company's assets, or a plan of partial or complete liquidation.

19.   Amendment of Incentive.

        Subject to the limitations set forth in Section 5, the Committee may amend, modify or terminate any outstanding Incentive, including substituting therefor another Incentive of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant and provided further that under no circumstances, except as provided in Section 4 hereof, shall the exercise price of outstanding stock options issued under the Plan be reduced.

20.   Amendment to Prior Plan.

        No grants shall be made under the Company's 2002 Incentive Stock Plan on or after shareholder approval of the Plan at the Company's 2011 Annual Meeting.

21.   Effective Date and Term.

        This Plan became effective upon adoption by the shareholders of the Company at its 2011 Annual Meeting held on May 3, 2011. This Plan, as amended and restated, shall be effective upon adoption by the shareholders of the Company at its 2014 Annual Meeting to be held on May 6, 2014. The Plan shall continue in effect until May 2, 2021, when it shall terminate. Upon termination, any balances of Shares reserved for issuance under the Plan shall be cancelled, and no Incentives shall be granted under the Plan thereafter. The Plan shall continue in effect, however, insofar as is necessary to complete all of the Company's obligations under outstanding Incentives to conclude the administration of the Plan.

22.   Termination and Amendment of Plan.

        The Plan may be terminated at any time by the Board except with respect to any Stock Options, Restricted Stock Incentives, Stock Appreciation Rights or Performance Share Incentives then outstanding. Also, the Board may, from time to time, amend the Plan as it may deem proper and in the best interests of the Company or as may be necessary to comply with any applicable laws or regulations, provided that no such amendment shall, without approval of the holders of a majority of the outstanding Shares, (i) increase the total number of Shares which may be issued under the Plan, (ii) reduce the minimum purchase price or otherwise materially increase the benefits under the Plan, (iii) change the basis for valuing Stock Appreciation Rights, (iv) impair any outstanding Incentives without the consent of the Participant, (v) alter the class of employees eligible to receive Incentives, or (vi) withdraw the administration of the Plan from the Committee.

23.   Construction of Plan.

        The place of administration of the Plan shall be in the State of New York, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws, but not the laws pertaining to choice of laws, of the State of New York.

24.   Other Laws.

        The Committee may refuse to issue or transfer any Shares or other consideration under an Incentive if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such grant shall be promptly refunded to the relevant Participant, holder, or beneficiary. Without limiting the generality of the foregoing, no grant granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws and any other laws to which such offer, if made, would be subject.

25.   Compliance With Code Section 409A.

        This Section 25 is intended to comply with final regulations promulgated under Code Section 409A. It shall govern notwithstanding any contrary provision elsewhere in the Plan or in any agreement whereby Stock Options, Stock Appreciation Rights, Restricted Stock Incentives or Performance Share Incentives are granted to a Participant under the Plan (a "Grant Agreement").

          25.1    Stock Options and Stock Appreciation Rights.

          (a)    409A Excluded Stock Rights.    All Stock Options and Stock Appreciation Rights ("Stock Rights") granted under the Plan are intended not to provide for the deferral of compensation, in accordance with Treas. Reg. §1.409A-1(b)(5)(i)(A) and (B) (said Grants are hereinafter referred to as "409A Excluded Stock Rights"), except where an Grant Agreement states explicitly that the Grant is intended to provide for a deferral of compensation (such Grant is hereinafter referred to as a "409A Non-Excluded Stock Right"). Accordingly, the Plan and any Grant Agreement shall be construed, and may be amended, in such manner as will ensure that 409A Excluded Stock Rights remain excluded from the application of Code Section 409A. Without limiting the generality of the foregoing:

            (1)   no 409A Excluded Stock Right shall be granted with an exercise price that is less than the Fair Market Value of the Common Stock on the Grant Date where Fair Market Value is determined in a manner permitted under Treas. Reg. §1.409A-1(b)(5)(iv);

            (2)   no 409A Excluded Stock Right shall be modified, extended or exchanged for a new Grant if such modification, extension or exchange would cause the 409A Excluded Stock Right to become (or be replaced by) a 409A Non-Excluded Stock Right or other Grant that is subject to Code Section 409A;

            (3)   a 409A Excluded Stock Right shall expire no later than its original expiration date and, if a Excluded Stock Right would expire after its original expiration date, because the Participant has died or otherwise become unable to exercise the Stock Right due to a mental or physical disability, the Stock Right shall be deemed exercised by the owner thereof on the day preceding its original expiration date if the then fair market value of the Stock exceeds the exercise price;

            (4)   any extension of a 409A Excluded Stock Right, whether pursuant to Section 7, another provision of the Plan or an exercise of Committee discretion, shall not extend the term of the Grant beyond the earlier of (i) the original expiration date stated in the Grant Agreement, or (ii) the tenth anniversary of the Grant;

            (5)   no 409A Excluded Stock Right shall permit the deferral of compensation beyond the date of exercise;

            (6)   no dividends shall be paid or credited on Stock Appreciation Rights or on Stock Options that would have the effect of reducing the exercise price of the Stock Appreciation Right or Stock Option below Fair Market Value on the date of the grant in violation of Code Section 409A and the Treas. Reg. §1.409A-1(b)(5)(i)(E); and

            (7)   any Common Stock, cash or other consideration to be transferred to the Participant in connection with the exercise of the 409A Excluded Stock Right shall be transferred as soon as practicable and in all events within 30 days following the exercise date and the Participant shall have no right to determine the calendar year in which such transfer occurs.

          (b)    409A Non-Excluded Stock Rights.    If an Grant Agreement states explicitly that the Stock Right granted thereunder is intended to provide for a deferral of compensation in accordance with Treas. Reg. §1.409A-1(b)(5)(i)(C) (such Grant is hereinafter referred to as "409A Non-Excluded Stock Right"), the Grant Agreement shall incorporate the terms and conditions necessary to avoid inclusion of the Grant in the Participant's gross income pursuant to Section 409A(a)(1) of the Code and the Plan and Grant Agreement shall be interpreted in accordance with Section 409A of the Code and the regulations and other interpretive guidance issued thereunder so as to avoid the inclusion of the Grant in gross income pursuant to Section 409A(a)(1) of the Code. Without limiting the generality of the foregoing:

            (1)   the Grant Agreement shall specify that the 409A Non-Excluded Stock Right will expire on the last day of the calendar year in which the 409A Non-Excluded Stock Right becomes exercisable, and that any Common Stock, cash or other consideration to be transferred to the Participant in connection with the exercise of the 409A Non-Excluded Stock Right shall be transferred to the Participant on or before March 15 of the calendar year following the calendar year in which the 409A Non-Excluded Stock Right becomes exercisable;

            (2)   the date on which the 409A Non-Excluded Stock Right becomes exercisable may not be accelerated except as may be permitted under Treas. Reg. §1.409A-3(j); and

            (3)   in the case of a 409A Non-Excluded Stock Right that becomes exercisable as a result of the separation from service of a Participant who is a "specified employee" within the meaning of Treas. Reg. §1.409A-1(i) as applied by the Company, no Common Stock, cash or other consideration shall be transferred to the Participant in connection with the exercise of the 409A Non-Excluded Stock Right until the day following the 6-month anniversary of the Participant's separation from service.

          25.2    Restricted Stock Incentives.

          (a)    409A Excluded Restricted Stock Incentives.    Restricted Stock Incentives granted under the Plan are intended not to provide for the deferral of compensation, in accordance with Treas. Reg. §1.409A-1(b)(6) (said Grants are hereinafter referred to as "409A Excluded Restricted Stock Incentives"), unless the Grant Agreement states explicitly that the Grant is intended to provide for a deferral of compensation (such an Grant is hereinafter referred to as "409A Non-excluded Restricted Stock Incentive"). Accordingly, the Plan and any Grant Agreement shall be construed, and may be amended, in such manner as to ensure that 409A Excluded Restricted Stock Incentives remain excluded from the application of Code Section 409A. Without limiting the generality of the foregoing:

            (1)   no Grant Agreement shall provide for or permit the deferral of compensation resulting from a 409A Excluded Restricted Stock Incentive beyond the date on which the 409A Excluded Restricted Stock Incentive would otherwise become includable in gross income in accordance with the rules of Code Section 83 (or would have become includable but for the exercise of an election under Code Section 83(b)).

          (b)    409A Non-Excluded Restricted Stock Incentives.    If an Grant Agreement states explicitly that the Restricted Stock Incentive is intended to provide for a deferral of compensation (such Grant is hereinafter referred to as "409A Non-Excluded Restricted Stock Incentive"), the Grant Agreement shall incorporate the terms and conditions necessary to avoid inclusion of the Grant in the Participant's gross income pursuant to Section 409A(a)(1) of the Code and the Plan and Grant Agreement shall be interpreted in accordance with Section 409A of the Code and the regulations and other interpretive guidance issued thereunder so as to avoid the inclusion of the Grant in gross income pursuant to Section 409A(a)(1) of the Code. Without limiting the generality of the foregoing:

            (1)   the Grant Agreement shall specify one or more dates or events permitted under Code Section 409A(a)(2)(A) at which time the Grant will be settled in cash or vested property;

            (2)   the Grant Agreement shall specify the manner in which the Grant will be paid (e.g., lump sum or installments) and the dates on or periods within which payment will occur;

            (3)   the date of settlement of the Grant shall not be accelerated except as otherwise permitted under Treas. Reg. §1.409A-3(j); and

            (4)   in the case of a 409A Non-excluded Restricted Stock Incentive that becomes payable as a result of the separation from service of a Participant who is a "specified employee" within the meaning of Treas. Reg. §1.409A-1(i) as applied by the Company, no cash or property shall be paid to the Participant in connection with the settlement of the Grant until the day following the 6-month anniversary of the Participant's separation from service.

          25.3    Performance Shares Incentives.

          (a)    409A Excluded Performance Share Incentives.    Performance Share Incentives granted under the Plan are intended not to provide for the deferral of compensation, in accordance with the short-term deferral rule set forth in Treas. Reg. §1.409A-1(b)(4) (said Grants are hereinafter referred to as "409A Excluded Performance Share Incentives") unless the Grant Agreement states explicitly that the Grant is intended to provide for a deferral of compensation (such an Grant is hereinafter referred to as a "409A Non-excluded Performance Share Incentive"). Accordingly, the Plan and any Grant Agreement shall be construed, and may be amended, in such manner as to ensure that 409A Excluded Performance Share Incentives remain excluded from the application of Code Section 409A. Without limiting the generality of the foregoing:

            (1)   the Grant Agreement shall provide (or shall be construed to provide) that a 409A Excluded Performance Share Incentive must be settled in cash or vested property on or before March 15 of the calendar year following the calendar year in which the 409A Excluded Performance Share Incentive ceased to be subject to a substantial risk of forfeiture within the meaning of Treas. Reg. §1.409A-1(b)(4).

          (b)    409A Non-excluded Performance Share Incentives.    If an Grant Agreement states explicitly that a Performance Share Incentive is intended to provide for a deferral of compensation in accordance with Treas. Reg. §1.409A-1(b)(4) ("409A Non-excluded Performance Share Incentive"), the Grant Agreement shall incorporate the terms and conditions necessary to avoid inclusion of the Grant in the Participant's gross income pursuant to Section 409A(a)(1) of the Code and the Plan and Grant Agreement shall be interpreted in accordance with Section 409A of the Code and the regulations and other interpretive guidance issued thereunder so as to avoid the inclusion of the Grant in gross income pursuant to Section 409A(a)(1) of the Code. Without limiting the generality of the foregoing:

            (1)   the Grant Agreement shall specify one or more dates or events permitted under Code Section 409A(a)(2)(A) at which time the Grant will be settled in cash or vested property;

            (2)   the Grant Agreement shall specify the manner in which the Grant will be paid (e.g., lump sum or installments) and the dates on or periods within which payment will occur;

            (3)   the date of settlement of the Grant shall not be accelerated except as otherwise permitted under Treas. Reg. §1.409A-3(j); and

            (4)   in the case of a 409A Non-excluded Performance Share Incentive that becomes payable as a result of the separation from service of a Participant who is a "specified employee" within the meaning of Treas. Reg. §1.409A-1(i) as applied by the Company, no cash or property shall be paid to the Participant in connection with the settlement of the Grant until the day following the 6-month anniversary of the Participant's separation from service.

          25.4    Authority To Amend Plan and/or Grant Agreement.    Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any Grant may be subject to Section 409A of the Code and related Department of Treasury Regulations and other guidance (including such Department of Treasury Regulations and other guidance as may be issued after the date of this Plan amendment), the Committee may adopt such amendments to the Plan and/or the applicable Grant Agreement as the Committee determines are necessary or appropriate to (1) exempt the Grant from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Grant, or (2) comply with the requirements of Section 409A of the Code and related Department of Treasury Regulations or other guidance.

          25.5    Protection of the Committee and Others.    Notwithstanding the foregoing provisions of this Section 25, neither the Company, nor any officer, employee, or director of the Company or any affiliate of the Company, nor any member of the Committee, shall have any liability to any Participant on account of a Grant hereunder being taxable under Code Section 409A regardless of whether such person could have taken action to prevent such result and failed to do so. To the extent permitted by law, the Company shall indemnify and defend any officer, employee, or director of the Company or of any affiliate of the Company, and any member of the Committee, from any claim based on an Grant becoming taxable under Code Section 409A resulting from such person's action taken, or action failed to be taken, in connection with the Plan or any Grant Agreement.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01SF6E + Annual Meeting Proxy Card. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items A For Against Abstain 1. Election of Class II Directors for three year terms: For Withhold Proposals – The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4. The Board is not making any recommendation as to the advisory vote on the frequency of the advisory vote on executive compensation. 01 - J. Philip Hunter 2. Proposal to ratify the appointment of Ernst & Young LLP as Hardinge’s independent auditor for the fiscal year ending December 31, 2014. 1 U PX 02 - R. Tony Tripeny For Withhold Please check box if you plan on attending the Annual Meeting on May 6, 2014. Change of Address — Please print new address below. IMPORTANT ANNUAL MEETING INFORMATION For Against Abstain 3. Proposal to amend and restate the Hardinge Inc. 2011 Incentive Stock Plan. 4. To act on an advisory vote on executive compensation. 5. To act on an advisory vote on the frequency of the advisory vote on executive compensation. 1 Yr 2 Yrs 3 Yrs Abstain MMMMMMM NNNNNNNNNNNN 1 9 3 6 4 9 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND NNNNNNNNN C 1234567890 J N T 1234 5678 9012 345 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE SACKPACK C123456789 MMMMMMMMMMMMMMM IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 5, 2014. Vote by Internet • Go to www.envisionreports.com/HDNG • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

 Proxy — Hardinge Inc. Proxy Solicited by Board of Directors of Hardinge Inc. for the Annual Meeting May 6, 2014 The undersigned hereby constitutes and appoints Mitchell I. Quain and Robert J. Lepofsky, and each of them, the undersigned’s true and lawful agent and proxy with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Hardinge Inc. (the “Company”) to be held at the Company’s corporate headquarters, One Hardinge Drive, Elmira, New York, on Tuesday, May 6, 2014 at 11:00 a.m., local time, and at any adjournments or postponements thereof, with all powers the undersigned would possess, if then and there personally present, on all matters properly coming before said Annual Meeting, including but not limited to the matters set forth on the reverse side. You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. Your proxy cannot be voted unless you sign, date and return this card or follow the instructions below for telephone or internet voting. This proxy when properly executed will be voted in the manner directed herein and will be voted in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting. If no direction is made, this proxy will be voted FOR all the nominees listed and FOR Proposals 2, 3 and 4. The Board is not making any recommendation as to the advisory vote on the frequency of the advisory vote on executive compensation. PLEASE DATE, SIGN, AND MAIL THIS PROXY TODAY IN THE ENCLOSED ENVELOPE. IF NO BOXES ARE MARKED, THIS PROXY WILL BE VOTED IN THE MANNER DESCRIBED ABOVE. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.